ACE Securities Corp. Home Equity Loan Trust Series 2006-ASAP6	Filed pursuant to Rule 433(d) Registration Statement No. 333-131727 FREE WRITING PROSPECTUS

The following is a free writing prospectus. The information in this free writing prospectus is preliminary and is subject to completion or change.

FREE WRITING PROSPECTUS
ACE Securities Corp

$659,725,000 (Approximate)
Home Equity Loan Trust Series 2006-ASAP6

ACE Securities Corp (Depositor) ACE Securities Corp Home Equity Loan Trust, Series 2006-ASAP6 (Issuing Entity)

November 16, 2006

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

The analysis in this report is based on information provided by ACE Securities Corp. (the “Depositor”). Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting Deutsche Bank Securities Inc.’s (“DBSI”) trading desk at (212) 250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement (collectively, the “Prospectus”). The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by DBSI in reliance upon information furnished by the Depositor. Numerous assumptions were used in preparing the Computational Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 10% prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUING ENTITY OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUING ENTITY IN CONNECTION WITH THE PROPOSED TRANSACTION.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

FREE WRITING PROSPECTUS DATED November 16, 2006
ACE Securities Corp.
Home Equity Loan Trust, Series 2006-ASAP6
$659,725,000(Approximate)
All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 10%

Structure Overview
To 10% Optional Termination
Class	Approximate Size ($)	Type	WAL (yrs)	Principal Payment Window (months)	Pmt Delay (days)	Interest Accrual Basis	Legal Final Maturity	Expected Ratings S / M
Offered Certificates:
A-1A	166,575,000	Float	2.37	1 - 82	0	ACT/360	December 2036	AAA / Aaa
A-1B	96,477,000	Float	2.41	1 - 82	0	ACT/360	December 2036	AAA / Aaa
A-2A	127,255,000	Float	1.00	1 - 22	0	ACT/360	December 2036	AAA / Aaa
A-2B	59,338,000	Float	2.00	22 - 27	0	ACT/360	December 2036	AAA / Aaa
A-2C	47,003,000	Float	3.00	27 - 56	0	ACT/360	December 2036	AAA / Aaa
A-2D	42,541,000	Float	6.17	56 - 82	0	ACT/360	December 2036	AAA / Aaa
M-1	24,786,000	Float	3.63	41 - 47	0	ACT/360	December 2036	AA+ / Aa1
M-2	22,410,000	Float	4.88	47 - 79	0	ACT/360	December 2036	AA+ / Aa2
M-3	13,242,000	Float	6.81	79 - 82	0	ACT/360	December 2036	AA+ / Aa3
M-4	12,223,000	Float	4.68	40 - 82	0	ACT/360	December 2036	AA / A1
M-5	11,884,000	Float	4.66	39 - 82	0	ACT/360	December 2036	AA / A2
M-6	10,865,000	Float	4.64	39 - 82	0	ACT/360	December 2036	A+ / A3
M-7	10,865,000	Float	4.62	38 - 82	0	ACT/360	December 2036	A / Baa1
M-8	7,470,000	Float	4.61	38 - 82	0	ACT/360	December 2036	A- / Baa2
M-9	6,791,000	Float	4.60	37 - 82	0	ACT/360	December 2036	BBB+ / Baa3

Total	$659,725,000

Pricing Speed

Fixed-Rate Mortgage Loans	100% PPC (4% CPR growing to 23% CPR over 12 months and remains at 23% thereafter )
Adjustable-Rate
Mortgage Loans
100% PPC (5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC)

Structure Overview

Transaction Overview
Certificates:
The Class A-1A Certificates and the Class A-1B Certificates, (together the “Class A-1 Certificates”) and the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (collectively, the “Class A-2 Certificates”; and together with the Class A-1 Certificates, the “Senior Certificates” or “Class A Certificates”), the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9Certificates (collectively, the “Mezzanine Certificates” or “Class M Certificates”). The Class A-1A Certificates are backed by conforming principal balance fixed-rate and adjustable-rate first and second lien mortgage loans (the “Group 1A Mortgage Loans”), the Class A-1B Certificates are backed by conforming principal balance fixed-rate and adjustable-rate first and second lien mortgage loans (the “Group 1B Mortgage Loans”; and together with the Group 1A Mortgage Loans, the “Group 1 Mortgage Loans”), and the Class A-2 Certificates are backed by fixed-rate and adjustable-rate first and second lien mortgage loans with conforming and non-conforming principal balances (the “Group 2 Mortgage Loans”).

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Certificates (cont.):
The Mezzanine Certificates are backed by the Group 1 Mortgage Loans and Group 2 Mortgage Loans (collectively, the “Mortgage Loans”). The Senior Certificates along with the Mezzanine Certificates are referred to herein as the “Offered Certificates.” The trust will also issue the Class CE Certificates, the Class P Certificates and the Class R Certificates which are referred to herein as the “Non-offered Certificates”. The pass-through rate on the Class A-1A Certificates will be the lesser of (i) One-Month LIBOR plus its respective margin and (ii) the applicable Net WAC Pass-Through Rate. The pass-through rate on the Class A-1B Certificates will be the lesser of (i) One-Month LIBOR plus its respective margin and (ii) the applicable Net WAC Pass-Through Rate. The pass-through rates on the Class A-2 Certificates will be the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the applicable Net WAC Pass-Through Rate. The pass-through rates on the Mezzanine Certificates will be the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the applicable Net WAC Pass-Through Rate.

Collateral:
As of the Cut-off Date, the Mortgage Loans will consist of approximately 4,112 adjustable-rate and fixed-rate, first and second lien, closed-end, mortgage loans. The aggregate outstanding principal balance of the Mortgage Loans is approximately $679,079,481 as of the Cut-off Date subject to a permitted variance of +/- 10%. The Mortgage Loans will be separated into three groups. The Group 1A Mortgage Loans will represent approximately 1,561 conforming principal balance fixed-rate and adjustable-rate Mortgage Loans totaling approximately $209,792,047, the Group 1B Mortgage Loans will represent approximately 973 conforming principal balance fixed-rate and adjustable-rate Mortgage Loans totaling approximately $121,507,998, and the Group 2 Mortgage Loans will represent approximately 1,578 conforming and non-conforming principal balance fixed-rate and adjustable-rate Mortgage Loans totaling approximately $347,779,436. As of the Cut-off Date, no Mortgage Loan will be 30 or more days delinquent.

Class A Certificates:	Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates

Depositor:	ACE Securities Corp. (“ACE”)

Issuing Entity:	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6. The Issuing Entity is also referred to herein as the trust.

Master Servicer and Securities Administrator:	Wells Fargo Bank, National Association

Servicer:	Ocwen Loan Servicing, LLC

Trustee:	HSBC Bank USA, National Association

Custodians:	Wells Fargo Bank, National Association and Deutsche Bank National Trust Company

Credit Risk Manager:	Clayton Fixed Income Services Inc. (formerly known as The Murrayhill Company)

Underwriter:	Deutsche Bank Securities Inc.

Swap Provider:	TBD

Cap Provider:	TBD

Cut-off Date:	November 1, 2006

Expected Pricing:	Week of November 20, 2006

Expected Closing Date:	On or about November 29, 2006

Record Date:
For so long as the Offered Certificates are held in book-entry form, the Record Date will be the business day immediately preceding the related Distribution Date. With respect to any Offered Certificates held in definitive form, the Record Date will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Distribution Date:	25th day of each month (or the next business day if such day is not a business day) commencing in December 2006.

Due Period:
The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:
The Prepayment Period with respect to any Distribution Date shall be (i) with respect to principal prepayments in full, the period from the 16th day of the month immediately preceding the Distribution Date to the 15th day of the month in which the Distribution Date occurs and (ii) with respect to principal prepayments in part, the calendar month immediately preceding the month in which the Distribution Date occurs.

Interest Accrual Period:
Interest will initially accrue on the Offered Certificates from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on an actual/360 basis. The Offered Certificates will initially settle flat (no accrued interest).

Interest Distribution Amount:
For the Certificates of any class on any Distribution Date is equal to interest accrued during the related Interest Accrual Period on the certificate principal balance of that class immediately prior to such Distribution Date at the then applicable pass-through rate for such class, and reduced (to not less than zero), in the case of each such class, by the allocable share, if any, for such class of prepayment interest shortfalls to the extent not covered by Compensating Interest paid by the Master Servicer or the Servicer and shortfalls resulting from the application of the Servicemembers’ Civil Relief Act or similar state or local laws.

Senior Interest Distribution Amount:
For the Class A Certificates on any Distribution Date is an amount equal to the sum of the Interest Distribution Amount for such Distribution Date for each such class and the Interest Carry Forward Amount, if any, for such Distribution Date for each such class.

Administration Fee Rate:
The Master Servicer, Servicer and Credit Risk Manager will be paid monthly fees on the outstanding principal balance of the Mortgage Loans. These fees initially aggregate to a weighted average cost of approximately 0.5220% for the Mortgage Loans.

Prepayment Interest Shortfalls:	Interest shortfalls attributable to voluntary principal prepayments on the Mortgage Loans.

Compensating Interest:
The Servicer will be required to cover Prepayment Interest Shortfalls on voluntary prepayments in full on the Mortgage Loans up to the amount of the Servicing Fee. If the Servicer fails to make any required Compensating Interest payment, the Master Servicer will be required to do so up to the amount of the compensation payable to the Master Servicer for the related Distribution Date.

Optional Termination:
On any Distribution Date on which the aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 10% of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer may purchase all of the Mortgage Loans and REO properties remaining in the trust, causing an early retirement of the certificates, but is not required to do so.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Monthly Servicer Advances:
The Servicer will collect monthly payments of principal and interest on the Mortgage Loans and will be obligated to make advances of delinquent monthly principal and interest payments. The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans only to the extent such amounts are deemed recoverable by the Servicer. If the Servicer fails to make any such advance, the Master Servicer will be required to do so subject to its determination of recoverability. The Servicer and the Master Servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Credit Enhancement:	1) Excess Interest;
2) Overcollateralization (“OC”); and
3) Subordination

Allocation of Losses:
Any Realized Losses on the Mortgage Loans will be allocated on any Distribution Date, first, to Net Monthly Excess Cashflow and Net Swap Payments received from the Swap Provider and available for this purpose, if any, second, to the Class CE Certificates, third, to the Class M-9 Certificates, fourth, to the Class M-8 Certificates, fifth, to the Class M-7 Certificates, sixth, to the Class M-6 Certificates, seventh, to the Class M-5 Certificates, eighth, to the Class M-4 Certificates, ninth, to the Class M-3 Certificates, tenth, to the Class M-2 Certificates and eleventh, to the Class M-1 Certificates. There will be no allocation of Realized Losses to the Class A Certificates. Investors in the Class A Certificates should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of the Class A Certificates all principal and interest amounts to which they are then entitled.

Once Realized Losses have been allocated to the Mezzanine Certificates, such amounts with respect to such Certificates will no longer accrue interest and such amounts will not be reinstated thereafter. However, the amount of any Realized Losses allocated to the Mezzanine Certificates may be distributed to such certificates on a subordinated basis on any Distribution Date from Net Monthly Excess Cashflow, if any is available for such Distribution Date, and any Net Swap Payments paid by the Swap Provider and available for this purpose.

Required Overcollateralization Amount:
Overcollateralization refers to the amount by which the aggregate principal balance of the Mortgage Loans exceeds the aggregate certificate principal balance of the Certificates. This excess (the “Overcollateralization Amount”) is intended to protect the certificateholders against shortfalls in payments on the Certificates. The Required Overcollateralization Amount for the Certificates, which will be fully established at issuance, is anticipated to be approximately 2.85% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown Date and provided that a trigger event is not in effect, the Required Overcollateralization Amount may be permitted to decrease to approximately 5.70% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor amount of approximately 0.50% of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date. If, due to losses, the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, excess spread, if any is available will be paid to the Certificates then entitled to receive distributions in respect of principal in order to reduce the certificate principal balance of such Certificates to the extent necessary to reach the Required Overcollateralization Amount. In addition, Net Swap Payments paid by the Swap Provider may be used to restore or maintain the Required Overcollateralization Amount.

Overcollateralization Increase Amount:
An Overcollateralization Increase Amount for any Distribution Date is the lesser of (i) the Net Monthly Excess Cashflow and Net Swap Payments received from the Swap Provider, if any, for that Distribution Date and (ii) the excess of the Required Overcollateralization Amount over the current Overcollateralization Amount.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Overcollateralization Reduction Amount:
An Overcollateralization Reduction Amount for any Distribution Date is the amount by which the current Overcollateralization Amount exceeds the Required Overcollateralization Amount after taking into account all other distributions to be made on the Distribution Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:
Is the earlier of (i) the first Distribution Date following the distribution date on which the aggregate certificate principal balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in December 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the Certificates) is equal to or greater than approximately 41.20%.

Credit Enhancement Percentage:
As of the Closing Date the Initial Credit Enhancement Percentage is as set forth below under the heading “Initial CE %”. The Credit Enhancement Percentage for any class and any Distribution Date is the percentage obtained by dividing (x) the aggregate certificate principal balance of the class or classes subordinate thereto (which includes the Overcollateralization Amount) by (y) the aggregate principal balance of the Mortgage Loans, calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period.

Class	(S/M)	Initial CE %	Target CE % On/After Step Down Date
A	AAA/Aaa	20.60%	41.20%
M-1	AA+/Aa1	16.95%	33.90%
M-2	AA+/Aa2	13.65%	27.30%
M-3	AA+/Aa3	11.70%	23.40%
M-4	AA/A1	9.90%	19.80%
M-5	AA/A2	8.15%	16.30%
M-6	A+/A3	6.55%	13.10%
M-7	A/Baa1	4.95%	9.90%
M-8	A-/Baa2	3.85%	7.70%
M-9	BBB+/Baa3	2.85%	5.70%

Net Monthly Excess Cashflow:
For any Distribution Date is equal to the sum of (i) any Overcollateralization Reduction Amount and (ii) the excess of the Available Distribution Amount, net of any Net Swap Payment payable to the Swap Provider and the Swap Termination Payment, if any, required to be made by the Securities Administrator, on behalf of the supplemental interest trust (not caused by the occurrence of a Swap Provider trigger event) (described below), to the Swap Provider under the Swap Agreement, over the sum of (w) with respect to the Class A Certificates, the Senior Interest Distribution Amount for such Distribution Date, (x) with respect to the Mezzanine Certificates, the Interest Distribution Amount for such Distribution Date and (y) principal remittance amount.

Net WAC Pass-Through Rate:
Class A-1A, Class A-1B, and Class A-2 Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of 12 and a fraction, expressed as a percentage, the numerator of which is the amount of interest which accrued on the Mortgage Loans in the related loan group during the related Due Period minus the fees payable to the Servicer, the Master Servicer and the Credit Risk Manager with respect to the related Mortgage Loans for such Distribution Date and the Group 1A Allocation Percentage, Group 1B Allocation Percentage or Group 2 Allocation Percentage, as applicable, of any Net Swap Payment or Swap Termination Payment made to the Swap Provider (not caused by the occurrence of a Swap Provider trigger event) for such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans in the related loan group as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first Distribution Date).

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Net WAC Pass-Through Rate
(Continued):
Mezzanine Certificates: The per annum rate equal to (x) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current certificate principal balance of the related Class A Certificates) of (i) the Net WAC Pass-Through Rate for the Class A-1A Certificates, (ii) the Net WAC Pass-Through Rate for the Class A-1B Certificates, and (iii) the Net WAC Pass-Through Rate for the Class A-2 Certificates.

Group 1A Allocation Percentage: The aggregate principal balance of the Group 1A Mortgage Loans divided by the sum of the aggregate principal balance of the Group 1A Mortgage Loans, Group 1B Mortgage Loans and the Group 2 Mortgage Loans.

Group 1B Allocation Percentage: The aggregate principal balance of the Group 1B Mortgage Loans divided by the sum of the aggregate principal balance of the Group 1A Mortgage Loans, Group 1B Mortgage Loans and the Group 2 Mortgage Loans.

Group 2 Allocation Percentage: The aggregate principal balance of the Group 2 Mortgage Loans divided by the sum of the aggregate principal balance of the Group 1A Mortgage Loans, Group 1B Mortgage Loans and the Group 2 Mortgage Loans.

Net WAC Rate Carryover Amount:
If on any Distribution Date the Pass-Through Rate for any class of the Series 2006-ASAP6 Certificates is limited by the related Net WAC Pass-Through Rate, such class will be entitled to the “Net WAC Rate Carryover Amount” which will be equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on one-month LIBOR plus the related margin over (b) the amount of interest accrued on such class based on the related Net WAC Pass-Through Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued on such unpaid portion at a rate equal to one-month LIBOR plus the related margin for the most recently ended Interest Accrual Period. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available. The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Securities Administrator, on behalf of the Supplemental Interest Trust (described below), under the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or on any subsequent Distribution Date to the extent of available funds. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount from Net Monthly Excess Cashflow.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Group IA Cap Agreement:
On the Closing Date, the Trustee will enter into a “Group IA Cap Agreement” which will be effective commencing on the Distribution Date in December 2006 and ending immediately following the Distribution Date in May 2007 to make payments in respect of any Net WAC Rate Carryover Amounts in respect of the Class A-1A and Mezzanine Certificates as described herein. The Group IA Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess, if any, of one-month LIBOR over a strike rate of 7.50% for the related Distribution Date; (2) the related scheduled notional amount, which is based on the lesser of (i) the expected amortization of the Group IA Mortgage Loans and (ii) the aggregate Certificate Principal Balance of the Class A-1A Certificates, Mezzanine Certificates and Class CE Certificates, and (3) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

Group IB Cap Agreement:
On the Closing Date, the Trustee will enter into a “Group IB Cap Agreement” which will be effective commencing on the Distribution Date in December 2006 and ending immediately following the Distribution Date in May 2007 to make payments in respect of any Net WAC Rate Carryover Amounts in respect of the Class A-1B and Mezzanine Certificates as described herein. The Group IB Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess, if any, of one-month LIBOR over a strike rate of 7.50% for the related Distribution Date; (2) the related scheduled notional amount, which is based on the lesser of (i) the expected amortization of the Group IB Mortgage Loans and (ii) the aggregate Certificate Principal Balance of the Class A-1B Certificates, Mezzanine Certificates and Class CE Certificates, and (3) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

Group II Cap Agreement:
On the Closing Date, the Trustee will enter into a “Group II Cap Agreement” which will be effective commencing on the Distribution Date in December 2006 and ending immediately following the Distribution Date in May 2007 to make payments in respect of any Net WAC Rate Carryover Amounts in respect of the Class A-2A, Class A-2B, Class A-2C, Class A-2D and Mezzanine Certificates as described herein. The Group II Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess, if any, of one-month LIBOR over a strike rate of 7.50% for the related Distribution Date; (2) the related scheduled notional amount, which is based on the lesser of (i) the expected amortization of the Group II Mortgage Loans and (ii) the aggregate Certificate Principal Balance of the Class A-2A, Class A-2B, Class A-2C, Class A-2D and Mezzanine Certificates, and Class CE Certificates, and (3) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Swap Agreement:
On the Closing Date, the Trustee will enter into a Swap Agreement with the Swap Provider described in the final prospectus supplement. The Swap Agreement will have an initial notional amount of $[608,136,309.00]. Beginning with the Distribution Date in June 2007, the Trust (through a supplemental interest trust) will be obligated to pay an amount equal to [4.94]% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the Swap Provider will be obligated to pay to the supplemental interest trust, for the benefit of the holders of the Certificates, an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the “Net Swap Payment”). See the attached schedule.

A separate trust created under the pooling and servicing agreement (the “Supplemental Interest Trust”) will hold the Swap Agreement. The Swap Agreement and any payments made by the Swap Provider thereunder will be assets of the Supplemental Interest Trust but will not be assets of any REMIC.

Upon early termination of the Swap Agreement, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Securities Administrator, on behalf of the Supplemental Interest Trust, is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

Available Distribution Amount:
For any Distribution Date, net of the administrative fees, an amount equal to (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all P&I Advances with respect to the Mortgage Loans received for the Distribution Date; (iv) all Compensating Interest paid by the Servicer or the Master Servicer in respect of Prepayment Interest Shortfalls for the related Due Period; and (v) Net Swap Payments payable by the Swap Provider.

Class A Principal Distribution Amount:
Until the Stepdown Date, the Class A Principal Distribution Amount will be distributed to the holders of the Class A-1A Certificates, the Class A-1B Certificates and the Class A-2 Certificates concurrently, on a pro rata basis based on the related Class A principal allocation percentage (for any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the principal remittance amount for the Group 1A Mortgage Loans (in the case of the Class A-1A Certificates), the principal remittance for the Group 1B Mortgage Loans (in the case of the Class A-1B Certificates), or the principal remittance amount for the Group 2 Mortgage Loans (in the case of the Class A-2 Certificates) and the denominator of which is equal to the principal remittance amount for all of the Mortgage Loans).

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Class A Principal Distribution Amount (cont.):
Until the Stepdown Date, or if a Trigger Event occurs, the Class A Certificates will receive the principal collected on the Mortgage Loans plus any excess interest and any net swap payment (or portion thereof) paid by the Swap Provider and available to maintain the Required Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event occurs, principal paid on the Class A-1A Certificates will be an amount such that the Class A-1A Certificates will maintain approximately a 41.20% Credit Enhancement Percentage, principal paid on the Class A-1B Certificates will be an amount such that the Class A-1B Certificates will maintain approximately a 41.20% Credit Enhancement Percentage and principal paid on the Class A-2 Certificates will be an amount such that the Class A-2 Certificates will maintain approximately a 41.20% Credit Enhancement Percentage. The Class A Principal Distribution Amount will be distributed to the holders of the Class A-1A, Class A-1B and the Class A-2 Certificates to the extent of their respective group-based principal distribution amount.

Principal distributions to the Class A-2 Certificates will be allocated sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero; provided, however, on any Distribution Date on which the aggregate certificate principal balance of the Mezzanine Certificates and Overcollateralization Amount has been reduced to zero, all principal distributions will be distributed to the Class A-2 Certificates concurrently, on a pro rata basis, based on the certificate principal balance of each such class, until the certificate principal balance of each such class has been reduced to zero.

Class M Principal Distribution Amount:
Generally, the Mezzanine Certificates will not receive any principal payments until the Stepdown Date. On or after the Stepdown Date (if no Trigger Event occurs), principal will be paid to the Mezzanine Certificates, first to the Class M-1, Class M-2 and Class M-3 Certificates, sequentially, until the Class M-1, Class M-2 and Class M-3 Certificates together reach approximately a 23.40% Credit Enhancement Percentage (2x the Class M-3 Initial Credit Enhancement Percentage), second to the Class M-4 Certificates until it reaches approximately a 19.80% Credit Enhancement Percentage (2x the Class M-4 Initial Credit Enhancement Percentage), third to the Class M-5 Certificates until it reaches approximately a 16.30% Credit Enhancement Percentage (2x the Class M-5 Initial Credit Enhancement Percentage), fourth to the Class M-6 Certificates until it reaches approximately a 13.10% Credit Enhancement Percentage (2x the Class M-6 Initial Credit Enhancement Percentage), fifth to the Class M-7 Certificates until it reaches approximately a 9.90% Credit Enhancement Percentage (2x the Class M-7 Initial Credit Enhancement Percentage), sixth to the Class M-8 Certificates until it reaches approximately a 7.70% Credit Enhancement Percentage (2x the Class M-8 Initial Credit Enhancement Percentage), and seventh to the Class M-9 Certificates until it reaches approximately a 5.70% Credit Enhancement Percentage (2x the Class M-9 Initial Credit Enhancement Percentage),.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

Coupon Step-up:
On the Distribution Date following the first possible optional termination date, the margins on the Class A Certificates and the Mezzanine Certificates will increase to the following, provided that the pass-through rate on the certificates will still be subject to the applicable Net WAC Pass-Through Rate.

Class	After Optional Termination
A	2 x related Margin
M	The lesser of 1.5 x related Margin and related Margin plus 0.50%

Trigger Event:	If either the Delinquency Test or Cumulative Loss Test is violated.

Delinquency Test:
The determination on any Distribution Date that the percentage obtained by dividing (x) the principal amount of (1) Mortgage Loans delinquent 60 days or more, (2) Mortgage Loans in foreclosure, (3) REO Properties and (4) Mortgage Loans discharged due to bankruptcy by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds 38.25% of the Credit Enhancement Percentage of the Class A Certificates.

Cumulative Loss Test:
The determination on any Distribution Date that the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring in	Percentage
December 2008 to November 2009	1.55%, plus 1/12th of 1.85% for each month thereafter
December 2009 to November 2010	3.40%, plus 1/12th of 1.95% for each month thereafter
December 2010 to November 2011	5.35%, plus 1/12th of 1.55% for each month thereafter
December 2011 to November 2012	6.90%, plus 1/12th of 0.35% for each month thereafter
December 2012 and thereafter	7.25%

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)
Payment Priority:	I. On each Distribution Date, the Available Distribution Amount (net of any Net Swap Payments payable by the Swap Provider) will be distributed as follows:

1.     To the Supplemental Interest Trust, to pay any Net Swap Payment and any Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.
2.     To pay interest to the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date, then to pay interest excluding any accrued unpaid interest from a prior Distribution Date to the Mezzanine Certificates, on a sequential basis.
3.     To pay principal to the Class A Certificates in accordance with the principal payment provisions described above.
4.     To pay principal to the Mezzanine Certificates in accordance with the principal payment provisions described above.
5.     From excess interest, if any, to the certificates then entitled to receive distributions in respect of principal in order to reduce the certificate principal balance of the certificates to the extent necessary to restore or maintain the Required Overcollateralization Amount.
6.     From excess interest, if any, to pay the Interest Carry Forward Amounts on the Mezzanine Certificates, on a sequential basis.
7.     From excess interest, if any, to pay the allocated Realized Losses on the Mezzanine Certificates, on a sequential basis.
8.     From excess interest, if any, to pay the Net WAC Rate Carryover Amount on the Class A Certificates and the Mezzanine Certificates in the same order of priority as described in 2 above.
9.     From excess interest, if any, to pay the Swap Termination Payment (caused by a Swap Provider Trigger Event under the Swap Agreement) owed to the Swap Provider.
10.    To pay any remaining amount to the Non-offered Certificates in accordance with the Pooling and Servicing Agreement.

II. Any Net Swap Payments on deposit in the Supplemental Interest Trust will be paid as follows:

1.     To pay any Net Swap Payment and any Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.
2.     To pay any unpaid interest on the Class A Certificates including any accrued unpaid interest from a prior Distribution Date, on a pro rata basis, and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Mezzanine Certificates, sequentially.
3.     To pay any principal to the Offered Certificates in accordance with the principal payment provisions described above in an amount necessary to restore or maintain the Required Overcollateralization Amount.*
4.     To pay any unpaid allocated Realized Losses* remaining unpaid on the Mezzanine Certificates, sequentially.
5.     To pay the Net WAC Rate Carryover Amount on the Offered Certificates remaining unpaid in the same order of priority as described in I.2 above.
6.     To pay the Swap Termination Payment (caused by a Swap Provider Trigger Event under the Swap Agreement) owed to the Swap Provider.
7. To pay any remaining amount to the Class CE Certificates.

* Notwithstanding the foregoing, the cumulative amount paid pursuant to clauses 3 and 4 shall at no time be permitted to exceed the cumulative amount of realized losses incurred on the Mortgage Loans from and after the Cut-Off Date.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Transaction Overview (Cont.)

ERISA:
It is expected that the Offered Certificates may be purchased by, or with the assets of, employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or plans or arrangements subject to section 4975 of the Internal Revenue Code (each, a “Plan”). Prior to the termination of the Supplemental Interest Trust, Plans or persons using assets of a Plan may purchase the Offered Certificates if the purchase and holding meets the requirements of an investor-based class exemption issued by the Department of Labor. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan’s acquisition and ownership of such certificates.

Legal Investment:	The Offered Certificates will not constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Taxation - REMIC:
One or more REMIC elections will be made for designated portions of the Trust (exclusive of the reserve fund, the Group IA Cap Agreement, the Group IB Cap Agreement, the Group II Cap Agreement, certain shortfall payments or payments from the Supplemental Interest Trust or the obligation to make payments to the Supplemental Interest Trust pursuant to the Swap Agreement).

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Cap Schedules

Group IA Cap Schedule
Payment Date	Notional Amount ($)	Strike Rate (%)
12/25/2006	209,792,047.00	7.50
1/25/2007	208,283,536.00	7.50
2/25/2007	206,416,341.00	7.50
3/25/2007	204,192,336.00	7.50
4/25/2007	201,615,212.00	7.50
5/25/2007	198,690,511.00	7.50

Group IB Cap Schedule
Payment Date	Notional Amount ($)	Strike Rate (%)
12/25/2006	121,507,998.00	7.50
1/25/2007	120,618,296.00	7.50
2/25/2007	119,523,097.00	7.50
3/25/2007	118,223,595.00	7.50
4/25/2007	116,722,018.00	7.50
5/25/2007	115,021,647.00	7.50

Group II Cap Schedule
Payment Date	Notional Amount ($)	Strike Rate (%)
12/25/2006	347,779,436.00	7.50
1/25/2007	345,265,908.00	7.50
2/25/2007	342,154,252.00	7.50
3/25/2007	338,447,590.00	7.50
4/25/2007	334,152,088.00	7.50
5/25/2007	329,277,015.00	7.50

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
12/25/2006	0.00	9/25/2009	124,744,080.00
1/25/2007	0.00	10/25/2009	119,203,227.00
2/25/2007	0.00	11/25/2009	113,913,804.00
3/25/2007	0.00	12/25/2009	108,864,457.00
4/25/2007	0.00	1/25/2010	104,043,149.00
5/25/2007	0.00	2/25/2010	99,439,388.00
6/25/2007	608,136,309.00	3/25/2010	95,043,193.00
7/25/2007	590,417,003.00	4/25/2010	90,845,052.00
8/25/2007	571,186,489.00	5/25/2010	86,835,901.00
9/25/2007	550,544,885.00	6/25/2010	83,007,103.00
10/25/2007	528,614,739.00	7/25/2010	79,350,384.00
11/25/2007	506,795,180.00	8/25/2010	75,857,876.00
12/25/2007	485,867,590.00	9/25/2010	72,522,078.00
1/25/2008	465,807,041.00	10/25/2010	69,335,835.00
2/25/2008	446,577,483.00	11/25/2010	66,292,325.00
3/25/2008	428,144,385.00	12/25/2010	63,385,044.00
4/25/2008	410,474,656.00	1/25/2011	60,607,784.00
5/25/2008	393,536,583.00	2/25/2011	57,954,626.00
6/25/2008	377,299,776.00	3/25/2011	55,419,925.00
7/25/2008	361,735,109.00	4/25/2011	52,998,298.00
8/25/2008	346,768,592.00	5/25/2011	50,684,607.00
9/25/2008	332,270,193.00	6/25/2011	48,473,956.00
10/25/2008	295,532,837.00	7/25/2011	46,361,669.00
11/25/2008	252,496,265.00	8/25/2011	44,343,290.00
12/25/2008	216,515,767.00	9/25/2011	42,414,558.00
1/25/2009	186,605,031.00	10/25/2011	40,571,387.00
2/25/2009	171,749,780.00	11/25/2011	38,803,941.00
3/25/2009	163,973,996.00	12/25/2011	37,113,979.00
4/25/2009	156,653,205.00	1/25/2012	35,499,094.00
5/25/2009	149,665,229.00	2/25/2012	33,955,920.00
6/25/2009	142,994,663.00	3/25/2012	32,481,211.00
7/25/2009	136,626,812.00
8/25/2009	130,547,718.00

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Sensitivity Table
To 10% Call

	Fixed>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC
	Arm>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC

A-1A	Avg Life	21.01	4.42	2.37	1.71	1.31
	First Payment Date	Dec-06	Dec-06	Dec-06	Dec-06	Dec-06
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Jun-09

A-1B	Avg Life	21.18	4.47	2.41	1.76	1.32
	First Payment Date	Dec-06	Dec-06	Dec-06	Dec-06	Dec-06
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Jun-09

A-2A	Avg Life	14.96	1.50	1.00	0.84	0.70
	First Payment Date	Dec-06	Dec-06	Dec-06	Dec-06	Dec-06
	Last Payment Date	Aug-28	Aug-09	Sep-08	May-08	Jan-08

A-2B	Avg Life	23.68	3.58	2.00	1.77	1.47
	First Payment Date	Aug-28	Aug-09	Sep-08	May-08	Jan-08
	Last Payment Date	Aug-32	Sep-11	Feb-09	Nov-08	Aug-08

A-2C	Avg Life	27.45	6.61	3.00	2.13	1.89
	First Payment Date	Aug-32	Sep-11	Feb-09	Nov-08	Aug-08
	Last Payment Date	Nov-35	Oct-15	Jul-11	Apr-09	Nov-08

A-2D	Avg Life	29.67	11.73	6.17	3.60	2.19
	First Payment Date	Nov-35	Oct-15	Jul-11	Apr-09	Nov-08
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Jun-09

M-1	Avg Life	26.41	5.43	3.63	4.15	3.67
	First Payment Date	Jul-31	Dec-10	Apr-10	Sep-10	Jun-09
	Last Payment Date	Nov-34	Dec-13	Oct-10	May-11	Sep-10

M-2	Avg Life	29.09	9.32	4.88	4.91	3.82
	First Payment Date	Nov-34	Dec-13	Oct-10	May-11	Sep-10
	Last Payment Date	Sep-36	May-19	Jun-13	Jan-12	Sep-10

M-3	Avg Life	29.82	12.89	6.81	5.16	3.82
	First Payment Date	Sep-36	May-19	Jun-13	Jan-12	Sep-10
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Sep-10

M-4	Avg Life	28.15	8.51	4.68	4.13	3.56
	First Payment Date	Jul-31	Dec-10	Mar-10	Jul-10	Apr-10
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Sep-10

M-5	Avg Life	28.15	8.51	4.66	4.03	3.40
	First Payment Date	Jul-31	Dec-10	Feb-10	May-10	Jan-10
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Sep-10

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Sensitivity Table
To 10% Call (Continued)

	Fixed>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC
	Arm>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC

M-6	Avg Life	28.15	8.51	4.64	3.96	3.28
	First Payment Date	Jul-31	Dec-10	Feb-10	Apr-10	Dec-09
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Sep-10

M-7	Avg Life	28.15	8.51	4.62	3.90	3.18
	First Payment Date	Jul-31	Dec-10	Jan-10	Mar-10	Oct-09
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Sep-10

M-8	Avg Life	28.15	8.51	4.61	3.85	3.12
	First Payment Date	Jul-31	Dec-10	Jan-10	Feb-10	Sep-09
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Sep-10

M-9	Avg Life	28.15	8.51	4.60	3.82	3.08
	First Payment Date	Jul-31	Dec-10	Dec-09	Jan-10	Aug-09
	Last Payment Date	Sep-36	Oct-19	Sep-13	Jan-12	Sep-10

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Sensitivity Table
To Maturity

	Fixed>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC
	Arm>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC

A-1A	Avg Life	21.01	4.74	2.58	1.87	1.31
	First Payment Date	Dec-06	Dec-06	Dec-06	Dec-06	Dec-06
	Last Payment Date	Oct-36	Oct-32	Feb-22	Feb-19	Jun-09

A-1B	Avg Life	21.19	4.80	2.63	1.94	1.32
	First Payment Date	Dec-06	Dec-06	Dec-06	Dec-06	Dec-06
	Last Payment Date	Oct-36	Apr-33	Jun-22	Jul-19	Jun-09

A-2A	Avg Life	14.96	1.50	1.00	0.84	0.70
	First Payment Date	Dec-06	Dec-06	Dec-06	Dec-06	Dec-06
	Last Payment Date	Aug-28	Aug-09	Sep-08	May-08	Jan-08

A-2B	Avg Life	23.68	3.58	2.00	1.77	1.47
	First Payment Date	Aug-28	Aug-09	Sep-08	May-08	Jan-08
	Last Payment Date	Aug-32	Sep-11	Feb-09	Nov-08	Aug-08

A-2C	Avg Life	27.45	6.61	3.00	2.13	1.89
	First Payment Date	Aug-32	Sep-11	Feb-09	Nov-08	Aug-08
	Last Payment Date	Nov-35	Oct-15	Jul-11	Apr-09	Nov-08

A-2D	Avg Life	29.69	13.75	7.43	4.56	2.19
	First Payment Date	Nov-35	Oct-15	Jul-11	Apr-09	Nov-08
	Last Payment Date	Oct-36	Sep-32	Dec-21	Nov-18	Jun-09

M-1	Avg Life	26.41	5.43	3.63	4.15	3.85
	First Payment Date	Jul-31	Dec-10	Apr-10	Sep-10	Jun-09
	Last Payment Date	Nov-34	Dec-13	Oct-10	May-11	Apr-11

M-2	Avg Life	29.09	9.32	4.88	4.94	5.15
	First Payment Date	Nov-34	Dec-13	Oct-10	May-11	Apr-11
	Last Payment Date	Sep-36	May-19	Jun-13	Apr-12	Jan-13

M-3	Avg Life	29.87	16.51	9.10	7.01	7.24
	First Payment Date	Sep-36	May-19	Jun-13	Apr-12	Jan-13
	Last Payment Date	Oct-36	Dec-29	May-20	Apr-17	Nov-15

M-4	Avg Life	28.16	9.23	5.14	4.49	3.82
	First Payment Date	Jul-31	Dec-10	Mar-10	Jul-10	Apr-10
	Last Payment Date	Oct-36	Jan-27	Apr-18	Aug-15	Apr-13

M-5	Avg Life	28.16	9.19	5.09	4.37	3.64
	First Payment Date	Jul-31	Dec-10	Feb-10	May-10	Jan-10
	Last Payment Date	Oct-36	Apr-26	Oct-17	Mar-15	Jan-13

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Sensitivity Table
To Maturity (Continued)

	Fixed>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC
	Arm>>	0% PPC	55% PPC	100% PPC	125% PPC	160% PPC

M-6	Avg Life	28.16	9.13	5.03	4.26	3.50
	First Payment Date	Jul-31	Dec-10	Feb-10	Apr-10	Dec-09
	Last Payment Date	Oct-36	May-25	Mar-17	Oct-14	Sep-12

M-7	Avg Life	28.16	9.04	4.95	4.16	3.37
	First Payment Date	Jul-31	Dec-10	Jan-10	Mar-10	Oct-09
	Last Payment Date	Oct-36	Apr-24	Jul-16	Apr-14	Apr-12

M-8	Avg Life	28.16	8.90	4.87	4.05	3.26
	First Payment Date	Jul-31	Dec-10	Jan-10	Feb-10	Sep-09
	Last Payment Date	Oct-36	Dec-22	Sep-15	Aug-13	Nov-11

M-9	Avg Life	28.15	8.77	4.75	3.94	3.16
	First Payment Date	Jul-31	Dec-10	Dec-09	Jan-10	Aug-09
	Last Payment Date	Sep-36	Oct-21	Dec-14	Jan-13	May-11

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Class A-1A Net WAC Schedule*			Class A-1A Net WAC Schedule*
Period	Date	Net WAC Pass-Through Rate (%)	Period	Date	Net WAC Pass-Through Rate (%)
1	12/25/2006	21.637	46	9/25/2010	17.512
2	1/25/2007	20.163	47	10/25/2010	17.819
3	2/25/2007	20.163	48	11/25/2010	17.461
4	3/25/2007	20.985	49	12/25/2010	17.703
5	4/25/2007	20.164	50	1/25/2011	17.268
6	5/25/2007	20.420	51	2/25/2011	17.173
7	6/25/2007	22.300	52	3/25/2011	18.173
8	7/25/2007	22.245	53	4/25/2011	17.053
9	8/25/2007	21.963	54	5/25/2011	17.378
10	9/25/2007	21.773	55	6/25/2011	16.945
11	10/25/2007	21.678	56	7/25/2011	17.205
12	11/25/2007	21.350	57	8/25/2011	16.771
13	12/25/2007	21.245	58	9/25/2011	16.690
14	1/25/2008	20.911	59	10/25/2011	16.973
15	2/25/2008	20.697	60	11/25/2011	16.563
16	3/25/2008	20.741	61	12/25/2011	16.834
17	4/25/2008	20.280	62	1/25/2012	16.403
18	5/25/2008	20.203	63	2/25/2012	16.324
19	6/25/2008	19.876	64	3/25/2012	16.979
20	7/25/2008	19.810	65	4/25/2012	11.952
21	8/25/2008	19.484	66	5/25/2012	12.349
22	9/25/2008	19.381	67	6/25/2012	11.944
23	10/25/2008	19.934	68	7/25/2012	12.335
24	11/25/2008	19.416	69	8/25/2012	11.930
25	12/25/2008	18.797	70	9/25/2012	11.924
26	1/25/2009	17.836	71	10/25/2012	12.318
27	2/25/2009	17.492	72	11/25/2012	11.920
28	3/25/2009	18.132	73	12/25/2012	12.310
29	4/25/2009	17.598	74	1/25/2013	11.906
30	5/25/2009	17.910	75	2/25/2013	11.899
31	6/25/2009	17.523	76	3/25/2013	13.166
32	7/25/2009	17.650	77	4/25/2013	11.889
33	8/25/2009	17.267	78	5/25/2013	12.284
34	9/25/2009	17.174	79	6/25/2013	11.881
35	10/25/2009	17.895	80	7/25/2013	12.269
36	11/25/2009	17.902	81	8/25/2013	11.866
37	12/25/2009	18.091	82	9/25/2013	11.860
38	1/25/2010	17.674
39	2/25/2010	17.558
40	3/25/2010	18.444
41	4/25/2010	17.777
42	5/25/2010	18.252
43	6/25/2010	17.820
44	7/25/2010	18.041
45	8/25/2010	17.607

*Running to Call

*PPC: 100% (ARM); PPC: 100% (Fixed)

*1 Month LIBOR: 20%

*6 Month LIBOR: 20% 1 Year LIBOR: 20%

*Includes Net Swap Payments received from the Swap Provider and includes Cap Proceeds

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Class A-1B Net WAC Schedule*			Class A-1B Net WAC Schedule*
Period	Date	Net WAC Pass-Through Rate (%)	Period	Date	Net WAC Pass-Through Rate (%)
1	12/25/2006	21.702	46	9/25/2010	17.073
2	1/25/2007	20.218	47	10/25/2010	17.362
3	2/25/2007	20.219	48	11/25/2010	16.991
4	3/25/2007	21.046	49	12/25/2010	17.214
5	4/25/2007	20.219	50	1/25/2011	16.793
6	5/25/2007	20.477	51	2/25/2011	16.696
7	6/25/2007	22.356	52	3/25/2011	17.646
8	7/25/2007	22.303	53	4/25/2011	16.581
9	8/25/2007	22.019	54	5/25/2011	16.865
10	9/25/2007	21.820	55	6/25/2011	16.446
11	10/25/2007	21.716	56	7/25/2011	16.688
12	11/25/2007	21.381	57	8/25/2011	16.269
13	12/25/2007	21.277	58	9/25/2011	16.183
14	1/25/2008	20.942	59	10/25/2011	16.466
15	2/25/2008	20.728	60	11/25/2011	16.071
16	3/25/2008	20.774	61	12/25/2011	16.324
17	4/25/2008	20.311	62	1/25/2012	15.907
18	5/25/2008	20.236	63	2/25/2012	15.827
19	6/25/2008	19.907	64	3/25/2012	16.445
20	7/25/2008	19.843	65	4/25/2012	11.459
21	8/25/2008	19.516	66	5/25/2012	11.839
22	9/25/2008	19.335	67	6/25/2012	11.449
23	10/25/2008	19.918	68	7/25/2012	11.822
24	11/25/2008	19.285	69	8/25/2012	11.433
25	12/25/2008	18.654	70	9/25/2012	11.424
26	1/25/2009	17.694	71	10/25/2012	11.808
27	2/25/2009	17.347	72	11/25/2012	11.425
28	3/25/2009	17.944	73	12/25/2012	11.798
29	4/25/2009	17.429	74	1/25/2013	11.409
30	5/25/2009	17.697	75	2/25/2013	11.401
31	6/25/2009	17.315	76	3/25/2013	12.613
32	7/25/2009	17.434	77	4/25/2013	11.395
33	8/25/2009	17.054	78	5/25/2013	11.773
34	9/25/2009	16.939	79	6/25/2013	11.384
35	10/25/2009	17.667	80	7/25/2013	11.755
36	11/25/2009	17.571	81	8/25/2013	11.368
37	12/25/2009	17.740	82	9/25/2013	11.359
38	1/25/2010	17.334
39	2/25/2010	17.216
40	3/25/2010	18.039
41	4/25/2010	17.415
42	5/25/2010	17.814
43	6/25/2010	17.393
44	7/25/2010	17.598
45	8/25/2010	17.176

*Running to Call

*PPC: 100% (ARM); PPC: 100% (Fixed)

*1 Month LIBOR: 20%

*6 Month LIBOR: 20%; 1 Year LIBOR: 20%

*Includes Net Swap Payments received from the Swap Provider and includes Cap Proceeds

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Class A-2A, A-2B, A-2C and A-2D Net WAC Schedule*			Class A-2A, A-2B, A-2C and A-2D Net WAC Schedule*
Period	Date	Net WAC Pass-Through Rate (%)	Period	Date	Net WAC Pass-Through Rate (%)
1	12/25/2006	21.305	46	9/25/2010	17.471
2	1/25/2007	19.885	47	10/25/2010	17.791
3	2/25/2007	19.885	48	11/25/2010	17.404
4	3/25/2007	20.676	49	12/25/2010	17.644
5	4/25/2007	19.885	50	1/25/2011	17.212
6	5/25/2007	20.131	51	2/25/2011	17.117
7	6/25/2007	22.021	52	3/25/2011	18.111
8	7/25/2007	21.957	53	4/25/2011	17.004
9	8/25/2007	21.683	54	5/25/2011	17.303
10	9/25/2007	21.485	55	6/25/2011	16.872
11	10/25/2007	21.389	56	7/25/2011	17.130
12	11/25/2007	21.064	57	8/25/2011	16.699
13	12/25/2007	20.950	58	9/25/2011	16.615
14	1/25/2008	20.625	59	10/25/2011	16.931
15	2/25/2008	20.411	60	11/25/2011	16.519
16	3/25/2008	20.434	61	12/25/2011	16.790
17	4/25/2008	19.993	62	1/25/2012	16.361
18	5/25/2008	19.907	63	2/25/2012	16.283
19	6/25/2008	19.589	64	3/25/2012	16.935
20	7/25/2008	19.536	65	4/25/2012	11.922
21	8/25/2008	19.222	66	5/25/2012	12.320
22	9/25/2008	19.032	67	6/25/2012	11.916
23	10/25/2008	19.886	68	7/25/2012	12.307
24	11/25/2008	19.292	69	8/25/2012	11.904
25	12/25/2008	18.670	70	9/25/2012	11.898
26	1/25/2009	17.722	71	10/25/2012	12.303
27	2/25/2009	17.378	72	11/25/2012	11.906
28	3/25/2009	17.975	73	12/25/2012	12.297
29	4/25/2009	17.552	74	1/25/2013	11.894
30	5/25/2009	17.840	75	2/25/2013	11.887
31	6/25/2009	17.456	76	3/25/2013	13.154
32	7/25/2009	17.590	77	4/25/2013	11.889
33	8/25/2009	17.206	78	5/25/2013	12.285
34	9/25/2009	17.082	79	6/25/2013	11.882
35	10/25/2009	17.925	80	7/25/2013	12.272
36	11/25/2009	17.830	81	8/25/2013	11.869
37	12/25/2009	18.013	82	9/25/2013	11.863
38	1/25/2010	17.607
39	2/25/2010	17.492
40	3/25/2010	18.341
41	4/25/2010	17.786
42	5/25/2010	18.214
43	6/25/2010	17.784
44	7/25/2010	18.007
45	8/25/2010	17.574

*Running to Call

*PPC: 100% (ARM); PPC: 100% (Fixed)

*1 Month LIBOR: 20%

*6 Month LIBOR: 20%: 1 Year LIBOR: 20%

*Includes Net Swap Payments received from the Swap Provider and includes Cap Proceeds

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Class M Net WAC Schedule*			Class M Net WAC Schedule*
Period	Date	Net WAC Pass-Through Rate (%)	Period	Date	Net WAC Pass-Through Rate (%)
1	12/25/2006	21.479	46	9/25/2010	17.412
2	1/25/2007	20.030	47	10/25/2010	17.723
3	2/25/2007	20.031	48	11/25/2010	17.346
4	3/25/2007	20.838	49	12/25/2010	17.583
5	4/25/2007	20.031	50	1/25/2011	17.151
6	5/25/2007	20.282	51	2/25/2011	17.056
7	6/25/2007	22.167	52	3/25/2011	18.044
8	7/25/2007	22.108	53	4/25/2011	16.940
9	8/25/2007	21.830	54	5/25/2011	17.245
10	9/25/2007	21.634	55	6/25/2011	16.816
11	10/25/2007	21.537	56	7/25/2011	17.071
12	11/25/2007	21.209	57	8/25/2011	16.641
13	12/25/2007	21.099	58	9/25/2011	16.558
14	1/25/2008	20.770	59	10/25/2011	16.857
15	2/25/2008	20.556	60	11/25/2011	16.449
16	3/25/2008	20.590	61	12/25/2011	16.717
17	4/25/2008	20.138	62	1/25/2012	16.289
18	5/25/2008	20.057	63	2/25/2012	16.210
19	6/25/2008	19.734	64	3/25/2012	16.857
20	7/25/2008	19.676	65	4/25/2012	11.845
21	8/25/2008	19.356	66	5/25/2012	12.239
22	9/25/2008	19.194	67	6/25/2012	11.837
23	10/25/2008	19.907	68	7/25/2012	12.225
24	11/25/2008	19.329	69	8/25/2012	11.823
25	12/25/2008	18.706	70	9/25/2012	11.817
26	1/25/2009	17.752	71	10/25/2012	12.215
27	2/25/2009	17.408	72	11/25/2012	11.820
28	3/25/2009	18.018	73	12/25/2012	12.207
29	4/25/2009	17.544	74	1/25/2013	11.806
30	5/25/2009	17.836	75	2/25/2013	11.799
31	6/25/2009	17.451	76	3/25/2013	13.055
32	7/25/2009	17.581	77	4/25/2013	11.795
33	8/25/2009	17.198	78	5/25/2013	12.187
34	9/25/2009	17.085	79	6/25/2013	11.787
35	10/25/2009	17.870	80	7/25/2013	12.173
36	11/25/2009	17.806	81	8/25/2013	11.773
37	12/25/2009	17.988	82	9/25/2013	11.766
38	1/25/2010	17.579
39	2/25/2010	17.463
40	3/25/2010	18.319
41	4/25/2010	17.717
42	5/25/2010	18.154
43	6/25/2010	17.725
44	7/25/2010	17.944
45	8/25/2010	17.513

*Running to Call

*PPC: 100% (ARM); PPC: 100% (Fixed)

*1 Month LIBOR: 20%

*6 Month LIBOR: 20%; 1 Year LIBOR: 20%

*Includes Net Swap Payments received from the Swap Provider and includes Cap Proceeds

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Excess Spread*
(Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

Period	Excess Spread in bp (Static LIBOR)	1 Month Forward LIBOR (%)	6 Month & 1 Year LIBOR (%)	Excess Spread in bp (Forward LIBOR)	Period	Excess Spread in bp (Static LIBOR)	1 Month Forward LIBOR (%)	6 Month & 1 Year LIBOR (%)	Excess Spread in bp (Forward LIBOR)
1	313	5.3200	5.3875	313	45	468	4.8233	4.8961	459
2	224	5.3778	5.3659	218	46	467	4.8210	4.9072	459
3	224	5.3559	5.3366	220	47	478	4.8190	4.9184	471
4	278	5.3233	5.2947	277	48	467	4.8214	4.9326	462
5	224	5.3032	5.2528	226	49	477	4.8943	4.9450	468
6	242	5.2870	5.2013	245	50	465	4.8955	4.9453	457
7	278	5.2020	5.1464	278	51	465	4.8949	4.9449	457
8	278	5.1946	5.0885	279	52	499	4.8939	4.9447	489
9	277	5.1167	5.0311	277	53	464	4.8955	4.9454	457
10	277	5.0683	4.9730	278	54	475	4.8944	4.9447	468
11	279	4.9963	4.9174	281	55	462	4.8945	4.9447	457
12	277	4.9620	4.8682	280	56	474	4.8945	4.9608	468
13	279	4.8832	4.8148	282	57	461	4.8938	4.9796	456
14	276	4.8348	4.7663	281	58	461	4.8934	4.9961	456
15	276	4.7871	4.7207	281	59	476	4.8928	5.0130	474
16	281	4.7374	4.6690	287	60	465	4.8954	5.0320	466
17	274	4.6957	4.6276	283	61	477	4.9929	5.0498	471
18	277	4.6512	4.5834	287	62	464	4.9953	5.0524	459
19	273	4.6063	4.5383	285	63	463	4.9966	5.0527	458
20	278	4.5613	4.5654	290	64	488	4.9974	5.0539	482
21	274	4.5164	4.6027	288	65	447	4.9994	5.0561	454
22	276	4.4698	4.6483	292	66	465	5.0003	5.0564	471
23	400	4.4290	4.6912	394	67	447	5.0026	5.0577	453
24	442	4.3858	4.7452	433	68	464	5.0027	5.0611	470
25	446	4.7852	4.8080	427	69	446	5.0039	5.0647	453
26	436	4.7756	4.7982	421	70	446	5.0052	5.0693	452
27	435	4.7654	4.7876	422	71	463	5.0052	5.0708	470
28	461	4.7542	4.7769	446	72	445	5.0062	5.0739	453
29	439	4.7458	4.7683	427	73	463	5.0225	5.0769	468
30	449	4.7357	4.7579	436	74	445	5.0232	5.0778	451
31	440	4.7251	4.7493	429	75	444	5.0250	5.0779	450
32	449	4.7155	4.7666	438	76	497	5.0234	5.0783	501
33	440	4.7060	4.7903	431	77	444	5.0249	5.0795	450
34	440	4.6955	4.8108	432	78	461	5.0249	5.0793	467
35	471	4.6857	4.8319	461	79	443	5.0259	5.0804	450
36	477	4.6762	4.8570	469	80	461	5.0254	5.0855	466
37	488	4.8386	4.8836	471	81	443	5.0259	5.0921	449
38	465	4.8381	4.8817	452	82	442	5.0259	5.0995	449
39	467	4.8352	4.8792	454
40	498	4.8325	4.8773	483
41	468	4.8316	4.8762	457
42	480	4.8296	4.8743	468
43	469	4.8275	4.8722	459
44	479	4.8251	4.8826	468

* The product of 1) 120,000 and 2) a percentage, the numerator of which is aggregate net interest on the mortgage loans minus aggregate current interest paid to the certificates and any net swap payment to the swap provider plus any net swap payment received from the swap provider, and the denominator of which is aggregate pool balance of mortgage loans.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

Breakeven CDR Table for the Mezzanine Certificates

The assumptions for the breakeven CDR table below are as follows:

- The Pricing Assumption is applied

- 10% cleanup call is not exercised

- Forward Curves

- 40% Severity

- Interest & Principal advancing

- 6 month recovery lag

- Triggers Failing

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss before the referenced Class incurs a writedown.

Class	CDR Break-Even (%)	Cumulative Loss (%)
M-1	28.54	21.47
M-2	23.06	18.78
M-3	20.19	17.19
M-4	17.74	15.72
M-5	15.54	14.29
M-6	13.64	12.97
M-7	11.79	11.59
M-8	10.55	10.62
M-9	9.64	9.87

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

SUMMARY - AGGREGATE POOL*

Number of Mortgage Loans:	4,112	Index Type:
Aggregate Principal Balance:	$679,079,481	6 Month LIBOR:	81.94%
Conforming Principal Balance Loans:	$569,831,243	1 Year LIBOR:	1.16%
Average Principal Balance:	$165,146	Fixed Rate:	16.90%
Range:	$10,388 - $1,220,000	W.A. Initial Periodic Cap:[1]	2.98%
W.A. Coupon:	8.303	W.A. Subsequent Periodic Cap:[1]	1.00%
Range:	5.375% - 14.875%	W.A. Lifetime Rate Cap:[1]	6.00%
W.A. Gross Margin:[1]	5.643	Property Type:
Range:[1]	1.000% - 8.750%	Single Family:	60.73%
W.A. Remaining Term (months):	349	PUD:	30.18%
Range (months):	119 - 360	Condo:	6.87%
W.A. Seasoning (months):	2	2-4 Family:	2.22%
Latest Maturity Date:	November 1, 2036	Occupancy Status:
		Primary:	97.86%
State Concentration (Top 5):		Investment:	1.59%
California:	22.51%	Second Home:	0.55%
Florida:	8.46%	Documentation Status:
Arizona:	7.07%	Full:	64.80%
Texas:	5.92%	Stated:	25.23%
Minnesota:	5.09%	Limited:	7.01%
W.A. Original Combined LTV:	83.21%	None:	2.96%
Range:	16.18% - 100.00%	Non-Zero W.A. Prepayment Penalty Term (months):	27
First Liens:	95.02%	Loans with Prepay Penalties:	80.26%
Second Liens:	4.98%	Interest Only Loans:	40.46%
Non-Balloon Loans:	76.97%	Non-Zero W.A. Interest Only Term (months):	60
Non-Zero W.A. FICO Score:	641

* Subject to a permitted variance of +/- 10%
1 ARM loans only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Type
Collateral Type	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Fixed - 10 Year	1	63,581	0.01	9.625	582	90.00
Fixed - 15 Year	19	2,003,902	0.30	8.478	636	74.77
Fixed - 20 Year	13	876,026	0.13	9.477	649	80.89
Fixed - 30 Year	441	65,550,356	9.65	7.991	654	80.12
Balloon - 15/30	713	33,038,349	4.87	11.493	644	99.08
Balloon - 20/30	3	111,842	0.02	12.662	600	98.28
Balloon - 30/40	78	13,012,114	1.92	7.984	641	82.53
ARM - 6 Month	3	591,934	0.09	7.968	667	91.26
ARM - 6 Month IO	3	1,152,797	0.17	8.571	621	84.03
ARM - 6 Month 30/40	1	187,902	0.03	5.875	640	80.00
ARM - 1 Year/6 Month	11	1,688,394	0.25	8.325	625	84.30
ARM - 1 Year/6 Month 30/40 Balloon	2	319,825	0.05	8.213	581	80.00
ARM - 1 Year/6 Month IO	17	5,541,752	0.82	8.230	667	83.21
ARM - 2 Year/6 Month	977	144,369,697	21.26	8.464	633	83.45
ARM - 2 Year/6 Month IO	854	209,960,229	30.92	7.956	643	81.46
ARM - 2 Year/6 Month 30/40 Balloon	265	56,826,613	8.37	8.262	642	84.04
ARM - 2 Year/6 Month 30/50 Balloon	118	31,483,704	4.64	8.478	633	84.65
ARM - 3 Year/6 Month	221	32,162,645	4.74	8.276	636	82.48
ARM - 3 Year/6 Month IO	223	48,125,028	7.09	7.855	638	82.65
ARM - 3 Year/6 Month 30/40 Balloon	62	11,805,113	1.74	8.234	637	84.42
ARM - 3 Year/6 Month 30/50 Balloon	27	5,907,565	0.87	8.094	642	82.78
ARM - 5 Year/6 Month	3	611,096	0.09	8.262	650	80.36
ARM - 5 Year/6 Month IO	42	9,976,245	1.47	7.213	659	81.25
ARM - 5 Year/6 Month 30/40 Balloon	6	1,855,837	0.27	8.240	662	79.15
ARM - 5 Year/6 Month 30/50 Balloon	6	1,413,575	0.21	8.030	639	85.07
ARM - 1 Year 30/50 Balloon	2	328,574	0.05	9.903	607	89.71
Balloon - 30/50	1	114,784	0.02	7.750	650	80.00
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

IO Terms
IO Terms (mos.)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
0	2,973	404,323,429	59.54	8.564	639	84.23
60	1,138	274,290,452	40.39	7.920	643	81.71
120	1	465,600	0.07	7.950	630	80.00
Total:	4,112	679,079,481	100	8.303	641	83.21

Principal Balance at Origination
Principal Balance at Origination ($)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
0.01 - 50,000.00	583	18,739,051	2.76	11.432	627	95.81
50,000.01 - 100,000.00	812	61,520,466	9.06	9.397	629	85.31
100,000.01 - 150,000.00	923	115,021,586	16.94	8.406	629	82.90
150,000.01 - 200,000.00	641	112,217,032	16.52	8.081	634	82.41
200,000.01 - 250,000.00	393	88,163,407	12.98	8.080	636	82.39
250,000.01 - 300,000.00	281	76,299,655	11.24	7.973	644	82.01
300,000.01 - 350,000.00	155	49,992,828	7.36	7.823	652	83.10
350,000.01 - 400,000.00	105	39,526,874	5.82	8.046	645	82.93
400,000.01 - 450,000.00	72	30,752,455	4.53	7.736	657	82.06
450,000.01 - 500,000.00	60	28,861,670	4.25	8.223	648	85.14
500,000.01 - 550,000.00	26	13,700,483	2.02	8.021	662	82.94
550,000.01 - 600,000.00	19	11,027,555	1.62	8.440	642	85.19
600,000.01 - 650,000.00	12	7,459,782	1.10	7.897	663	80.74
650,000.01 - 700,000.00	8	5,466,076	0.80	8.060	657	82.39
700,000.01 - 750,000.00	4	2,908,240	0.43	8.498	653	77.84
750,000.01 - 800,000.00	3	2,344,634	0.35	7.259	709	74.80
800,000.01 - 850,000.00	2	1,656,000	0.24	7.567	666	80.00
850,000.01 - 900,000.00	1	880,000	0.13	9.000	685	80.00
900,000.01 - 950,000.00	1	920,000	0.14	7.380	729	80.00
950,000.01 - 1,000,000.00	4	3,903,288	0.57	7.603	700	76.58
Greater than or equal to 1,000,000.01	7	7,718,400	1.14	8.145	723	82.49
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Remaining Principal Balance
Remaining Principal Balance ($)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
0.01 - 50,000.00	585	18,788,062	2.77	11.425	627	95.78
50,000.01 - 100,000.00	814	61,720,065	9.09	9.393	629	85.30
100,000.01 - 150,000.00	923	115,186,811	16.96	8.403	630	82.89
150,000.01 - 200,000.00	640	112,300,222	16.54	8.082	634	82.42
200,000.01 - 250,000.00	391	87,828,159	12.93	8.085	636	82.40
250,000.01 - 300,000.00	281	76,412,277	11.25	7.971	644	82.00
300,000.01 - 350,000.00	155	49,992,828	7.36	7.823	652	83.10
350,000.01 - 400,000.00	105	39,526,874	5.82	8.046	645	82.93
400,000.01 - 450,000.00	71	30,478,055	4.49	7.730	658	82.04
450,000.01 - 500,000.00	60	28,861,670	4.25	8.223	648	85.14
500,000.01 - 550,000.00	26	13,700,483	2.02	8.021	662	82.94
550,000.01 - 600,000.00	19	11,027,555	1.62	8.440	642	85.19
600,000.01 - 650,000.00	12	7,459,782	1.10	7.897	663	80.74
650,000.01 - 700,000.00	8	5,466,076	0.80	8.060	657	82.39
700,000.01 - 750,000.00	4	2,908,240	0.43	8.498	653	77.84
750,000.01 - 800,000.00	3	2,344,634	0.35	7.259	709	74.80
800,000.01 - 850,000.00	2	1,656,000	0.24	7.567	666	80.00
850,000.01 - 900,000.00	1	880,000	0.13	9.000	685	80.00
900,000.01 - 950,000.00	1	920,000	0.14	7.380	729	80.00
950,000.01 - 1,000,000.00	4	3,903,288	0.57	7.603	700	76.58
Greater than or equal to 1,000,000.01	7	7,718,400	1.14	8.145	723	82.49
Total:	4,112	679,079,481	100	8.303	641	83.21

Remaining Term
Months Remaining	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
61 - 120	1	63,581	0.01	9.625	582	90.00
121 - 180	732	35,042,251	5.16	11.321	644	97.69
181 - 240	16	987,869	0.15	9.837	644	82.86
301 - 360	3,363	642,985,780	94.68	8.136	641	82.42
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Mortgage Rate
Mortgage Rate (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
5.000 - 5.499	1	217,300	0.03	5.375	726	79.60
5.500 - 5.999	17	6,341,653	0.93	5.828	716	72.36
6.000 - 6.499	52	13,677,444	2.01	6.214	686	77.04
6.500 - 6.999	183	40,810,244	6.01	6.752	666	80.18
7.000 - 7.499	388	84,376,797	12.43	7.233	658	80.44
7.500 - 7.999	765	164,601,722	24.24	7.734	649	81.48
8.000 - 8.499	607	118,244,570	17.41	8.215	637	82.11
8.500 - 8.999	622	110,055,726	16.21	8.695	627	82.75
9.000 - 9.499	299	46,762,158	6.89	9.197	617	85.40
9.500 - 9.999	292	37,389,737	5.51	9.709	612	88.12
10.000 - 10.499	131	13,990,450	2.06	10.221	634	91.49
10.500 - 10.999	153	12,585,429	1.85	10.686	626	92.40
11.000 - 11.499	155	9,856,971	1.45	11.218	634	97.15
11.500 - 11.999	172	9,542,826	1.41	11.757	628	98.82
12.000 - 12.499	106	4,572,694	0.67	12.199	620	99.68
12.500 - 12.999	87	3,615,488	0.53	12.692	599	99.65
13.000 - 13.499	28	933,577	0.14	13.132	593	96.10
13.500 - 13.999	36	930,841	0.14	13.627	586	99.86
14.000 - 14.499	9	336,626	0.05	14.291	587	99.41
14.500 - 14.999	9	237,226	0.03	14.644	583	99.88
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Original Combined Loan-to-Value Ratio
Original Combined Loan-to-Value Ratio (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Less than or equal to 50.00	57	6,174,519	0.91	7.889	649	39.20
50.01 - 55.00	24	3,442,144	0.51	7.849	618	53.06
55.01 - 60.00	22	3,819,297	0.56	7.769	625	57.77
60.01 - 65.00	45	8,975,693	1.32	7.763	634	63.48
65.01 - 70.00	68	13,954,201	2.05	8.058	645	68.81
70.01 - 75.00	78	14,630,161	2.15	8.223	622	74.01
75.01 - 80.00	2,155	421,819,106	62.12	7.942	642	79.91
80.01 - 85.00	157	28,695,430	4.23	8.485	617	84.48
85.01 - 90.00	217	42,629,431	6.28	8.486	631	89.52
90.01 - 95.00	197	34,274,009	5.05	8.405	648	94.46
95.01 - 100.00	1,092	100,665,490	14.82	9.810	647	99.93
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

FICO Score at Origination
FICO Score At Origination	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
500 - 524	5	587,522	0.09	8.329	507	81.44
525 - 549	46	6,956,479	1.02	9.480	544	77.27
550 - 574	140	21,118,728	3.11	8.852	564	78.56
575 - 599	757	96,751,358	14.25	9.106	588	82.29
600 - 624	960	143,723,138	21.16	8.494	612	83.45
625 - 649	842	142,458,482	20.98	8.179	638	84.41
650 - 674	672	124,237,795	18.30	7.987	661	83.08
675 - 699	375	76,306,415	11.24	7.837	686	83.89
700 - 724	168	35,961,847	5.30	7.829	711	83.48
725 - 749	74	13,701,278	2.02	7.768	732	84.42
750 - 774	50	10,029,749	1.48	8.226	758	85.94
775 - 799	19	5,632,550	0.83	7.652	786	78.86
800 - 824	4	1,614,140	0.24	6.222	802	57.16
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Geographic Distribution*
Location	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
California	460	152,858,816	22.51	7.859	657	81.17
Florida	330	57,454,708	8.46	8.021	643	82.12
Arizona	266	48,014,602	7.07	7.983	640	82.37
Texas	317	40,169,153	5.92	8.163	635	82.65
Minnesota	225	34,555,267	5.09	8.340	631	82.78
Illinois	200	31,318,481	4.61	8.855	645	85.06
Michigan	298	31,137,418	4.59	9.058	634	87.35
Ohio	322	29,652,937	4.37	8.679	620	84.75
Nevada	138	29,549,523	4.35	7.988	646	83.07
Maryland	119	24,391,490	3.59	8.681	632	83.42
Virginia	94	18,482,926	2.72	8.341	633	84.18
Washington	86	17,960,728	2.64	8.131	639	82.14
Colorado	89	14,851,232	2.19	8.060	631	84.23
Wisconsin	139	13,890,380	2.05	8.786	633	84.89
Oregon	70	12,219,462	1.80	8.043	638	82.19
Missouri	117	11,805,369	1.74	9.203	628	87.49
New Jersey	37	9,566,457	1.41	8.559	632	81.93
Tennessee	79	9,295,190	1.37	8.014	629	82.92
Georgia	76	9,147,905	1.35	8.928	635	86.13
Pennsylvania	66	8,007,078	1.18	8.850	633	87.72
North Carolina	51	6,773,514	1.00	8.687	628	83.16
New York	24	6,041,527	0.89	9.013	680	85.69
Kentucky	52	5,833,891	0.86	8.576	632	86.97
Connecticut	32	5,660,465	0.83	8.395	644	79.56
Indiana	61	5,581,801	0.82	8.978	630	86.23
South Carolina	32	4,455,903	0.66	8.586	639	82.70
Alabama	44	4,336,170	0.64	9.167	617	84.68
Louisiana	35	4,060,265	0.60	8.837	616	81.10
Utah	32	3,821,043	0.56	8.323	633	84.33
New Mexico	19	3,065,940	0.45	8.246	643	85.30
Massachusetts	16	2,805,455	0.41	9.085	638	83.53
Oklahoma	34	2,743,633	0.40	9.312	620	86.83
Idaho	15	2,377,838	0.35	8.767	627	80.24
Arkansas	24	2,220,202	0.33	8.831	632	86.65

* Geographic Distribution continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Geographic Distribution (Continued)
Location	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Hawaii	5	1,761,667	0.26	8.154	651	82.32
Mississippi	15	1,718,921	0.25	8.322	612	81.56
Iowa	22	1,559,122	0.23	8.913	631	86.05
Delaware	8	1,407,408	0.21	9.131	640	95.80
Vermont	4	1,247,999	0.18	9.486	625	84.10
West Virginia	12	1,243,157	0.18	9.175	617	85.93
Wyoming	7	1,081,272	0.16	8.818	637	92.89
Kansas	8	955,702	0.14	9.053	651	91.70
Nebraska	8	919,882	0.14	8.680	637	88.71
District of Columbia	3	668,093	0.10	8.384	671	88.00
South Dakota	8	652,729	0.10	9.027	623	86.14
Montana	4	402,356	0.06	9.091	602	74.83
Maine	4	331,364	0.05	9.146	582	75.65
Rhode Island	1	299,000	0.04	7.500	606	65.00
New Hampshire	1	250,400	0.04	9.000	604	80.00
North Dakota	2	245,923	0.04	7.910	638	80.00
Alaska	1	227,716	0.03	8.375	726	100.00
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Occupancy Status
Occupancy Status	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Primary	4,012	664,520,174	97.86	8.301	640	83.20
Investment	80	10,796,006	1.59	8.434	681	80.93
Second Home	20	3,763,301	0.55	8.332	671	90.05
Total:	4,112	679,079,481	100	8.303	641	83.21

Documentation Type
Program	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Full Documentation	2,978	440,037,628	64.80	8.313	628	83.64
Stated Documentation	855	171,358,612	25.23	8.227	666	81.17
Limited Documentation	164	47,573,813	7.01	8.411	654	87.79
No Documentation	115	20,109,427	2.96	8.481	672	80.31
Total:	4,112	679,079,481	100	8.303	641	83.21

Loan Purpose
Purpose	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Purchase	2,893	459,646,767	67.69	8.277	645	83.67
Refinance - Cashout	971	179,607,584	26.45	8.344	630	81.79
Refinance - Rate Term	248	39,825,130	5.86	8.432	636	84.24
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Property Type
Property Type	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Single Family Residence	2,690	412,419,535	60.73	8.429	639	83.30
PUD	1,056	204,946,621	30.18	8.040	641	83.10
Condo	278	46,670,155	6.87	8.241	652	83.02
2-4 Family	88	15,043,170	2.22	8.648	663	82.75
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Rate Adjustment*
Month & Year of Next Rate Adjustment	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
February 2007	2	330,096	0.06	8.869	590	86.52
March 2007	2	713,726	0.13	8.788	657	91.05
April 2007	3	888,812	0.16	7.315	639	81.43
August 2007	4	1,139,000	0.20	8.363	622	85.03
September 2007	15	3,997,147	0.71	8.314	656	82.57
October 2007	9	2,144,675	0.38	8.246	666	84.40
November 2007	4	597,724	0.11	8.530	633	84.73
May 2008	2	365,843	0.06	8.441	640	82.42
June 2008	5	1,528,197	0.27	7.395	645	80.00
July 2008	24	4,868,921	0.86	8.119	631	81.89
August 2008	132	28,586,774	5.07	8.284	646	83.11
September 2008	978	197,016,189	34.91	8.154	639	82.45
October 2008	890	175,454,451	31.09	8.202	639	82.66
November 2008	183	34,819,870	6.17	8.407	631	83.78
May 2009	1	198,114	0.04	7.375	655	80.00
June 2009	3	665,082	0.12	8.054	597	81.36
July 2009	4	786,941	0.14	8.089	609	85.88
August 2009	35	6,355,162	1.13	7.893	649	81.43
September 2009	208	39,866,644	7.06	8.135	639	82.75
October 2009	221	40,117,045	7.11	8.094	637	83.34
November 2009	61	10,011,362	1.77	7.682	630	81.74
August 2011	6	964,147	0.17	7.317	640	74.81
September 2011	25	6,014,197	1.07	7.523	657	83.93
October 2011	24	6,621,209	1.17	7.446	660	79.68
November 2011	2	257,200	0.05	7.956	643	87.00
Total:	2,843	564,308,526	100	8.157	639	82.68

* ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Gross Margin*
Gross Margin (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
1.000 - 1.499	1	169,755	0.03	9.650	614	100.00
2.000 - 2.499	2	1,040,000	0.18	8.477	639	80.00
2.500 - 2.999	2	803,771	0.14	8.354	634	100.00
3.000 - 3.499	3	1,066,863	0.19	7.910	708	80.00
3.500 - 3.999	5	879,538	0.16	6.855	649	71.42
4.000 - 4.499	25	4,067,523	0.72	7.768	647	83.75
4.500 - 4.999	27	5,534,931	0.98	7.701	657	80.27
5.000 - 5.499	1,861	370,068,026	65.58	7.936	637	79.40
5.500 - 5.999	327	67,588,939	11.98	8.409	631	86.78
6.000 - 6.499	70	13,254,163	2.35	8.340	657	83.82
6.500 - 6.999	439	85,306,925	15.12	8.792	650	93.07
7.000 - 7.499	37	6,693,460	1.19	8.650	632	82.60
7.500 - 7.999	33	4,956,810	0.88	9.097	616	85.26
8.000 - 8.499	7	2,285,967	0.41	9.938	670	93.69
8.500 - 8.999	4	591,857	0.10	9.853	587	94.35
Total:	2,843	564,308,526	100	8.157	639	82.68
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Maximum Mortgage Rate*
Maximum Mortgage Rate (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
10.000 - 10.499	1	336,000	0.06	7.125	660	80.00
11.000 - 11.499	1	217,300	0.04	5.375	726	79.60
11.500 - 11.999	11	3,203,834	0.57	5.749	677	77.46
12.000 - 12.499	38	9,385,044	1.66	6.241	670	79.97
12.500 - 12.999	151	34,043,264	6.03	6.756	663	81.60
13.000 - 13.499	321	72,600,863	12.87	7.232	658	80.40
13.500 - 13.999	652	145,585,797	25.80	7.732	649	81.50
14.000 - 14.499	517	104,133,960	18.45	8.210	637	82.35
14.500 - 14.999	536	98,705,349	17.49	8.684	625	82.80
15.000 - 15.499	248	42,899,875	7.60	9.167	620	84.97
15.500 - 15.999	205	31,231,986	5.53	9.698	608	87.49
16.000 - 16.499	65	9,854,075	1.75	10.194	621	89.10
16.500 - 16.999	55	6,965,622	1.23	10.618	598	90.75
17.000 - 17.499	21	2,835,695	0.50	11.127	594	95.51
17.500 - 17.999	12	1,693,440	0.30	11.765	598	97.37
18.000 - 18.499	3	175,830	0.03	12.089	595	100.00
18.500 - 18.999	6	440,590	0.08	12.643	587	100.00
Total:	2,843	564,308,526	100	8.157	639	82.68
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Minimum Mortgage Rate*
Minimum Mortgage Rate (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
5.000 - 5.499	1	217,300	0.04	5.375	726	79.60
5.500 - 5.999	12	3,427,868	0.61	5.757	677	77.63
6.000 - 6.499	38	9,385,044	1.66	6.241	670	79.97
6.500 - 6.999	150	33,879,265	6.00	6.752	663	81.61
7.000 - 7.499	321	72,712,829	12.89	7.235	658	80.40
7.500 - 7.999	659	147,029,587	26.05	7.732	649	81.47
8.000 - 8.499	518	105,292,985	18.66	8.213	637	82.30
8.500 - 8.999	534	98,458,671	17.45	8.695	626	82.84
9.000 - 9.499	244	40,855,955	7.24	9.195	615	85.26
9.500 - 9.999	206	31,344,684	5.55	9.707	608	87.49
10.000 - 10.499	64	9,728,099	1.72	10.203	621	89.42
10.500 - 10.999	54	6,830,684	1.21	10.632	597	90.57
11.000 - 11.499	21	2,835,695	0.50	11.127	594	95.51
11.500 - 11.999	12	1,693,440	0.30	11.765	598	97.37
12.000 - 12.499	3	175,830	0.03	12.089	595	100.00
12.500 - 12.999	6	440,590	0.08	12.643	587	100.00
Total:	2,843	564,308,526	100	8.157	639	82.68
*ARM Loans Only

Initial Periodic Rate Cap*
Initial Periodic Cap (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
1.000	7	1,932,634	0.34	8.124	637	85.85
2.000	29	7,265,151	1.29	8.341	655	82.68
3.000	2,807	555,110,741	98.37	8.155	639	82.67
Total:	2,843	564,308,526	100	8.157	639	82.68
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Subsequent Periodic Rate Cap*
Subsequent Periodic Cap (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
1.000	2,840	562,680,934	99.71	8.158	639	82.69
1.500	2	707,592	0.13	7.951	643	80.00
2.000	1	920,000	0.16	7.380	729	80.00
Total:	2,843	564,308,526	100	8.157	639	82.68
*ARM Loans Only

Lifetime Periodic Cap*
Lifetime Periodic Cap (%)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
3.000 - 3.499	1	336,000	0.06	7.125	660	80.00
5.000 - 5.499	1	163,999	0.03	7.625	649	80.00
6.000 - 6.499	2,827	559,039,867	99.07	8.157	639	82.71
6.500 - 6.999	6	2,930,872	0.52	8.612	693	79.73
7.000 - 7.499	7	1,689,571	0.30	7.790	641	78.64
8.000 - 8.499	1	148,217	0.03	7.875	697	80.00
Total:	2,843	564,308,526	100	8.157	639	82.68
*ARM Loans Only

Silent Seconds
Silent Seconds	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
N	2,212	306,913,970	45.20	8.780	636	87.22
Y	1,900	372,165,511	54.80	7.910	645	79.90
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE TOTAL COLLATERAL

Original Prepayment Charge Term
Prepayment Penalty Term (mos.)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
0	870	134,021,230	19.74	8.757	643	84.21
6	1	54,400	0.01	8.750	601	80.00
12	175	42,567,910	6.27	8.436	649	82.94
13	2	603,210	0.09	8.575	690	84.00
24	1,784	314,965,745	46.38	8.241	640	83.41
30	5	768,894	0.11	8.611	618	87.16
36	1,182	171,298,586	25.23	8.112	640	82.17
48	91	14,535,024	2.14	7.321	631	82.19
60	2	264,483	0.04	8.018	610	84.75
Total:	4,112	679,079,481	100	8.303	641	83.21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1A COLLATERAL

SUMMARY - GROUP 1A POOL*
Number of Mortgage Loans:	1,561	Index Type:
Aggregate Principal Balance:	$209,792,047	6 Month LIBOR:	80.99%
Conforming Principal Balance Loans:	$209,792,047	1 Year LIBOR:	1.48%
Average Principal Balance:	$134,396	Fixed Rate:	17.53%
Range:	$11,400 - $508,000	W.A. Initial Periodic Cap:[1]	2.98%
W.A. Coupon:	8.441	W.A. Subsequent Periodic Cap:[1]	1.00%
Range:	5.625% - 14.875%	W.A. Lifetime Rate Cap:[1]	6.01%
W.A. Gross Margin:[1]	5.663	Property Type:
Range:[1]	2.250% - 8.750%	Single Family:	65.50%
W.A. Remaining Term (months):	349	PUD:	26.52%
Range (months):	175 - 360	Condo:	5.43%
W.A. Seasoning (months):	2	2-4 Family:	2.55%
Latest Maturity Date:	November 1, 2036	Occupancy Status:
State Concentration (Top 5):		Primary:	96.23%
Minnesota:	9.45%	Investment:	2.99%
Arizona:	9.18%	Second Home:	0.78%
California:	8.92%	Documentation Status:
Florida:	6.50%	Full:	77.25%
Michigan:	6.29%	Stated:	13.99%
W.A. Original Combined LTV:	83.43%	Limited:	5.28%
Range:	20.00% - 100.00%	None:	3.48%
First Liens:	95.12%	Non-Zero W.A. Prepayment Penalty - Term (months):	28
Second Liens:	4.88%	Loans with Prepay Penalties:	80.73%
Non-Balloon Loans:	78.84%	Interest Only Loans:	39.74%
Non-Zero W.A. FICO Score:	631	Non-Zero W.A. Interest Only Term (months):	60

* Subject to a permitted variance of +/- 10%
1 ARM loans only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1A COLLATERAL

Collateral Type
Collateral Type	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Fixed - 15 Year	10	1,066,461	0.51	8.822	622	73.33
Fixed - 20 Year	9	583,555	0.28	8.631	641	71.32
Fixed - 30 Year	159	21,047,029	10.03	8.199	650	82.45
Balloon - 15/30	298	9,982,662	4.76	11.794	632	98.29
Balloon - 20/30	2	61,883	0.03	12.995	585	96.89
Balloon - 30/40	24	4,028,970	1.92	8.035	638	81.23
ARM - 6 Month	1	100,596	0.05	8.000	647	90.00
ARM - 6 Month IO	2	588,500	0.28	8.640	605	78.30
ARM - 6 Month 30/40	1	187,902	0.09	5.875	640	80.00
ARM - 1 Year/6 Month	4	542,457	0.26	8.742	618	84.87
ARM - 1 Year/6 Month 30/40 Balloon	2	319,825	0.15	8.213	581	80.00
ARM - 1 Year/6 Month IO	11	2,243,425	1.07	8.413	633	84.06
ARM - 2 Year/6 Month	371	48,005,858	22.88	8.520	631	83.23
ARM - 2 Year/6 Month IO	328	62,853,066	29.96	8.034	625	81.87
ARM - 2 Year/6 Month 30/40 Balloon	89	15,701,609	7.48	8.363	625	83.15
ARM - 2 Year/6 Month 30/50 Balloon	37	6,138,257	2.93	8.637	630	87.11
ARM - 3 Year/6 Month	78	10,298,156	4.91	8.523	633	84.03
ARM - 3 Year/6 Month IO	80	15,707,635	7.49	8.159	627	82.06
ARM - 3 Year/6 Month 30/40 Balloon	27	5,004,964	2.39	8.450	630	83.32
ARM - 3 Year/6 Month 30/50 Balloon	13	2,617,890	1.25	8.334	656	87.75
ARM - 5 Year/6 Month	2	383,380	0.18	8.195	604	68.70
ARM - 5 Year/6 Month IO	10	1,978,050	0.94	7.757	646	82.70
ARM - 5 Year/6 Month 30/40 Balloon	2	259,917	0.12	7.410	669	80.00
ARM - 5 Year/6 Month 30/50 Balloon	1	90,000	0.04	9.500	638	100.00
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

IO Terms
IO Terms (mos.)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
0	1,130	126,421,371	60.26	8.688	634	84.39
60	431	83,370,676	39.74	8.066	626	81.96
Total:	1,561	209,792,047	100	8.441	631	83.43

Principal Balance at Origination
Number of		Aggregate	% of Aggregate	W.A.	W.A.	W.A.
Principal Balance at	Initial Mortgage	Remaining	Remaining	Coupon	Non-Zero	Original
Origination ($)	Loans	Principal Balance ($)	Principal Balance	(%)	FICO	CLTV (%)
0.01 - 50,000.00	286	8,462,598	4.03	11.746	624	97.03
50,000.01 - 100,000.00	314	23,893,043	11.39	9.249	630	84.89
100,000.01 - 150,000.00	398	49,641,832	23.66	8.307	628	82.39
150,000.01 - 200,000.00	263	46,279,418	22.06	8.096	632	82.28
200,000.01 - 250,000.00	138	30,987,423	14.77	8.266	629	83.11
250,000.01 - 300,000.00	82	22,155,762	10.56	8.111	631	82.32
300,000.01 - 350,000.00	40	12,888,776	6.14	7.989	642	82.85
350,000.01 - 400,000.00	28	10,476,874	4.99	8.051	630	84.22
400,000.01 - 450,000.00	10	4,014,321	1.91	8.018	654	80.58
450,000.01 - 500,000.00	1	484,000	0.23	8.250	621	86.43
500,000.01 - 550,000.00	1	508,000	0.24	7.750	696	80.00
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Remaining Principal Balance
Number of		Aggregate	% of Aggregate		W.A.	W.A.
Remaining Principal	Initial	Remaining	Remaining	W.A.	Non-Zero	Original
Balance ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0.01 - 50,000.00	286	8,462,598	4.03	11.746	624	97.03
50,000.01 - 100,000.00	315	23,992,727	11.44	9.249	630	84.90
100,000.01 - 150,000.00	398	49,691,836	23.69	8.307	628	82.37
150,000.01 - 200,000.00	263	46,291,507	22.07	8.098	632	82.33
200,000.01 - 250,000.00	138	30,987,423	14.77	8.266	629	83.11
250,000.01 - 300,000.00	82	22,268,384	10.61	8.104	631	82.26
300,000.01 - 350,000.00	40	12,888,776	6.14	7.989	642	82.85
350,000.01 - 400,000.00	28	10,476,874	4.99	8.051	630	84.22
400,000.01 - 450,000.00	9	3,739,921	1.78	7.989	659	80.25
450,000.01 - 500,000.00	1	484,000	0.23	8.250	621	86.43
500,000.01 - 550,000.00	1	508,000	0.24	7.750	696	80.00
Total:	1,561	209,792,047	100	8.441	631	83.43

Remaining Term
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Months Remaining	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
121 - 180	308	11,049,123	5.27	11.507	631	95.88
181 - 240	11	645,438	0.31	9.050	636	73.77
301 - 360	1,242	198,097,486	94.43	8.267	631	82.76
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Mortgage Rate
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
5.500 - 5.999	5	1,055,856	0.50	5.787	683	79.86
6.000 - 6.499	9	1,894,049	0.90	6.313	674	71.19
6.500 - 6.999	51	9,765,120	4.65	6.786	657	78.54
7.000 - 7.499	130	24,204,296	11.54	7.253	657	78.83
7.500 - 7.999	270	48,451,292	23.09	7.745	642	81.53
8.000 - 8.499	233	38,111,788	18.17	8.233	629	83.08
8.500 - 8.999	258	38,323,111	18.27	8.721	620	83.64
9.000 - 9.499	115	15,120,628	7.21	9.206	605	85.72
9.500 - 9.999	125	14,826,639	7.07	9.685	608	87.22
10.000 - 10.499	48	4,414,893	2.10	10.222	608	88.01
10.500 - 10.999	53	3,794,120	1.81	10.693	624	89.38
11.000 - 11.499	56	2,990,128	1.43	11.204	626	97.42
11.500 - 11.999	59	2,212,872	1.05	11.721	622	99.47
12.000 - 12.499	46	1,605,980	0.77	12.172	609	99.63
12.500 - 12.999	32	1,101,402	0.52	12.702	603	99.56
13.000 - 13.499	23	695,331	0.33	13.111	595	94.77
13.500 - 13.999	33	800,679	0.38	13.601	587	99.83
14.000 - 14.499	7	228,636	0.11	14.252	586	99.56
14.500 - 14.999	8	195,226	0.09	14.648	580	99.85
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Original Combined Loan-to-Value Ratio
Original Combined	Number of	Aggregate	% of Aggregate		W.A.	W.A.
Loan-to-Value	Initial Mortgage	Remaining	Remaining	W.A.	Non-Zero	Original
Ratio (%)	Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Less than or equal to 50.00	25	2,726,525	1.30	7.907	639	40.13
50.01 - 55.00	14	1,850,749	0.88	7.788	620	52.83
55.01 - 60.00	13	1,972,705	0.94	7.579	637	57.59
60.01 - 65.00	15	2,418,471	1.15	8.100	615	63.66
65.01 - 70.00	25	4,747,109	2.26	8.514	625	69.21
70.01 - 75.00	29	5,826,065	2.78	8.406	628	74.39
75.01 - 80.00	724	114,693,313	54.67	8.031	630	79.89
80.01 - 85.00	67	11,969,363	5.71	8.639	608	84.55
85.01 - 90.00	104	17,100,722	8.15	8.597	630	89.30
90.01 - 95.00	97	15,053,650	7.18	8.574	641	94.63
95.01 - 100.00	448	31,433,375	14.98	9.872	642	99.87
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

FICO Score at Origination
			% of Aggregate		W.A.	W.A.
FICO Score	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
At Origination	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
500 - 524	5	587,522	0.28	8.329	507	81.44
525 - 549	14	2,391,123	1.14	9.258	544	77.16
550 - 574	61	9,482,617	4.52	8.950	564	79.64
575 - 599	354	39,581,332	18.87	9.220	588	82.45
600 - 624	389	53,113,439	25.32	8.440	612	83.05
625 - 649	304	42,063,087	20.05	8.232	637	85.82
650 - 674	213	29,742,848	14.18	8.062	661	83.19
675 - 699	100	15,156,027	7.22	7.810	687	83.66
700 - 724	73	11,254,736	5.36	7.985	711	84.39
725 - 749	24	3,408,421	1.62	7.940	733	83.79
750 - 774	19	2,597,744	1.24	8.050	758	83.44
775 - 799	4	320,450	0.15	8.061	789	85.95
800 - 824	1	92,700	0.04	8.990	803	90.00
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Geographic Distribution*
	Number of	Aggregate	% of Aggregate		W.A.	W.A.
	Initial Mortgage	Remaining	Remaining	W.A.	Non-Zero	Original
Location	Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Minnesota	139	19,819,825	9.45	8.334	629	82.60
Arizona	113	19,264,943	9.18	8.013	633	82.52
California	78	18,719,545	8.92	7.830	632	76.71
Florida	93	13,633,726	6.50	8.247	637	83.33
Michigan	134	13,205,288	6.29	9.088	636	87.17
Texas	102	11,759,223	5.61	8.070	634	82.90
Maryland	45	9,256,265	4.41	8.595	622	83.54
Illinois	65	8,471,714	4.04	8.940	642	86.43
Nevada	40	7,871,964	3.75	8.123	633	85.14
Wisconsin	81	7,623,867	3.63	8.860	628	84.87
Washington	37	6,663,348	3.18	7.944	645	83.37
Virginia	33	6,561,306	3.13	8.295	626	81.75
Ohio	87	5,950,662	2.84	9.581	614	86.28
Colorado	40	5,765,957	2.75	8.204	631	86.32
Missouri	54	5,003,067	2.38	9.048	632	87.51
Oregon	31	4,732,811	2.26	8.113	624	82.17
New Jersey	19	4,033,512	1.92	8.779	615	77.67
Georgia	36	3,955,234	1.89	8.758	631	85.37
Tennessee	32	3,472,669	1.66	7.863	634	82.04
Pennsylvania	26	3,352,697	1.60	8.704	613	88.60
Connecticut	17	3,097,634	1.48	8.259	657	80.72
South Carolina	20	2,913,381	1.39	8.452	646	81.18
Indiana	40	2,858,265	1.36	9.272	630	88.60
North Carolina	21	2,479,488	1.18	8.787	618	82.89
Kentucky	24	2,418,104	1.15	8.696	629	89.22
Massachusetts	9	1,901,931	0.91	9.058	632	85.27
Alabama	17	1,756,234	0.84	9.072	614	83.30
Oklahoma	22	1,746,210	0.83	9.258	617	88.24
Utah	15	1,446,674	0.69	8.470	617	83.72
Louisiana	13	1,243,978	0.59	8.820	622	78.88
New York	7	1,135,458	0.54	8.881	614	80.39
New Mexico	7	1,027,501	0.49	8.150	654	88.15
Arkansas	11	808,217	0.39	9.281	617	87.71
West Virginia	7	703,925	0.34	9.138	603	83.72
*Geographic Distribution continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Geographic Distribution (Continued)
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Location	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Iowa	11	701,640	0.33	9.217	629	89.27
Wyoming	5	607,662	0.29	8.465	637	90.61
Hawaii	1	508,000	0.24	7.750	696	80.00
Nebraska	5	494,713	0.24	8.949	617	85.49
Kansas	4	442,254	0.21	9.630	635	94.58
Idaho	5	429,903	0.20	8.570	614	80.82
Mississippi	3	324,947	0.15	7.742	648	80.00
Delaware	2	299,908	0.14	9.041	610	100.00
Rhode Island	1	299,000	0.14	7.500	606	65.00
North Dakota	2	245,923	0.12	7.910	638	80.00
District of Columbia	1	243,200	0.12	7.875	624	95.00
Maine	3	240,912	0.11	9.153	576	80.94
Vermont	1	201,546	0.10	8.250	577	69.52
South Dakota	2	97,818	0.05	10.452	595	84.00
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Occupancy Status
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Occupancy Status	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Primary	1,507	201,883,658	96.23	8.444	629	83.43
Investment	45	6,266,406	2.99	8.403	687	81.48
Second Home	9	1,641,983	0.78	8.185	668	90.33
Total:	1,561	209,792,047	100	8.441	631	83.43

Documentation Type
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Program	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Full Documentation	1,255	162,072,625	77.25	8.436	623	83.99
Stated Documentation	204	29,339,519	13.99	8.533	660	79.66
Limited Documentation	52	11,073,520	5.28	8.337	641	90.26
No Documentation	50	7,306,384	3.48	8.336	679	75.65
Total:	1,561	209,792,047	100	8.441	631	83.43

Loan Purpose
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Purpose	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Purchase	991	118,436,085	56.45	8.398	634	84.53
Refinance - Cashout	446	73,038,483	34.81	8.478	626	81.44
Refinance - Rate Term	124	18,317,479	8.73	8.568	634	84.17
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Property Type
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Property Type	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Single Family Residence	1,108	137,409,422	65.50	8.574	629	83.58
PUD	326	55,644,948	26.52	8.044	631	83.25
Condo	92	11,397,616	5.43	8.618	641	82.80
2-4 Family	35	5,340,060	2.55	8.755	665	82.72
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Rate Adjustment*
			% of Aggregate		W.A.	W.A.
Month & Year of Next	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Rate Adjustment	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
February 2007	2	330,096	0.19	8.869	590	86.52
April 2007	2	546,902	0.32	7.434	633	76.07
August 2007	3	851,000	0.49	8.655	600	86.96
September 2007	7	1,337,143	0.77	8.227	642	82.51
October 2007	6	813,164	0.47	8.661	623	83.03
November 2007	1	104,400	0.06	7.990	623	80.00
June 2008	1	138,720	0.08	6.625	615	80.00
July 2008	10	1,993,943	1.15	7.652	636	76.20
August 2008	41	7,344,481	4.24	8.605	625	82.58
September 2008	388	64,162,959	37.08	8.200	626	82.91
October 2008	319	49,185,640	28.43	8.276	630	82.86
November 2008	66	9,873,047	5.71	8.685	626	82.73
June 2009	2	479,783	0.28	7.979	579	74.16
July 2009	3	683,441	0.40	8.065	598	86.83
August 2009	9	1,346,905	0.78	8.368	670	82.58
September 2009	76	12,935,161	7.48	8.331	632	83.86
October 2009	88	15,002,755	8.67	8.386	633	83.49
November 2009	20	3,180,600	1.84	8.128	626	80.95
August 2011	1	179,635	0.10	7.990	566	52.17
September 2011	6	1,000,737	0.58	8.080	644	85.35
October 2011	7	1,440,976	0.83	7.557	651	80.45
November 2011	1	90,000	0.05	9.500	638	100.00
Total:	1,059	173,021,488	100	8.281	628	82.84
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Gross Margin*
			% of Aggregate		W.A.	W.A.
Gross	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Margin (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
2.000 - 2.499	1	80,000	0.05	8.500	593	80.00
2.500 - 2.999	1	156,000	0.09	7.750	645	100.00
3.000 - 3.499	1	400,000	0.23	8.125	725	80.00
3.500 - 3.999	3	493,938	0.29	7.546	635	64.72
4.000 - 4.499	14	2,297,051	1.33	7.716	642	79.73
4.500 - 4.999	16	3,026,688	1.75	7.582	664	81.47
5.000 - 5.499	643	104,347,704	60.31	8.066	625	78.50
5.500 - 5.999	143	26,419,028	15.27	8.449	626	86.45
6.000 - 6.499	20	3,593,327	2.08	8.753	648	88.51
6.500 - 6.999	179	27,864,449	16.10	8.850	637	94.73
7.000 - 7.499	17	1,883,065	1.09	9.157	621	88.19
7.500 - 7.999	17	1,869,238	1.08	9.336	610	88.57
8.000 - 8.499	3	381,049	0.22	9.576	604	82.74
8.500 - 8.999	1	209,950	0.12	9.750	612	99.98
Total:	1,059	173,021,488	100	8.281	628	82.84
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Maximum Mortgage Rate*
			% of Aggregate		W.A.	W.A.
Maximum	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
11.500 - 11.999	3	744,537	0.43	5.750	672	82.88
12.000 - 12.499	8	1,746,580	1.01	6.319	672	72.17
12.500 - 12.999	41	7,907,162	4.57	6.774	646	81.02
13.000 - 13.499	98	18,804,311	10.87	7.236	656	78.95
13.500 - 13.999	229	42,041,120	24.30	7.748	641	81.74
14.000 - 14.499	203	33,698,148	19.48	8.227	627	82.95
14.500 - 14.999	220	33,768,613	19.52	8.702	617	83.19
15.000 - 15.499	99	14,059,510	8.13	9.172	606	85.72
15.500 - 15.999	98	13,360,524	7.72	9.665	604	86.39
16.000 - 16.499	22	3,211,945	1.86	10.194	592	84.87
16.500 - 16.999	21	2,014,327	1.16	10.648	609	90.10
17.000 - 17.499	12	1,316,244	0.76	11.164	599	98.91
17.500 - 17.999	3	237,500	0.14	11.624	591	100.00
18.000 - 18.499	2	110,966	0.06	12.069	592	100.00
Total:	1,059	173,021,488	100	8.281	628	82.84
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Minimum Mortgage Rate*
			% of Aggregate		W.A.	W.A.
Minimum	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
5.500 - 5.999	4	968,571	0.56	5.779	673	82.21
6.000 - 6.499	8	1,746,580	1.01	6.319	672	72.17
6.500 - 6.999	41	7,907,162	4.57	6.774	646	81.02
7.000 - 7.499	97	18,580,277	10.74	7.252	656	78.94
7.500 - 7.999	234	43,035,310	24.87	7.748	641	81.65
8.000 - 8.499	203	33,897,173	19.59	8.229	627	82.85
8.500 - 8.999	218	33,219,615	19.20	8.721	617	83.40
9.000 - 9.499	97	13,563,510	7.84	9.204	605	85.93
9.500 - 9.999	97	13,212,307	7.64	9.685	603	86.46
10.000 - 10.499	22	3,211,945	1.86	10.194	592	84.87
10.500 - 10.999	21	2,014,327	1.16	10.648	609	90.10
11.000 - 11.499	12	1,316,244	0.76	11.164	599	98.91
11.500 - 11.999	3	237,500	0.14	11.624	591	100.00
12.000 - 12.499	2	110,966	0.06	12.069	592	100.00
Total:	1,059	173,021,488	100	8.281	628	82.84
*ARM Loans Only

Initial Periodic Rate Cap*
			% of Aggregate		W.A.	W.A.
Initial	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
1	4	876,998	0.51	7.974	617	80.01
2	15	2,633,814	1.52	8.618	627	82.18
3	1,040	169,510,675	97.97	8.278	629	82.86
Total:	1,059	173,021,488	100	8.281	628	82.84
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Subsequent Periodic Rate Cap*
			% of Aggregate		W.A.	W.A.
Subsequent	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
1	1,057	172,313,895	99.59	8.283	628	82.85
1.5	2	707,592	0.41	7.951	643	80.00
Total:	1,059	173,021,488	100	8.281	628	82.84
*ARM Loans Only

Lifetime Periodic Cap*
			% of Aggregate		W.A.	W.A.
Lifetime	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
6.000 - 6.499	1,051	171,307,263	99.01	8.287	628	82.88
6.500 - 6.999	2	296,975	0.17	8.113	654	89.14
7.000 - 7.499	5	1,269,033	0.73	7.550	634	76.06
8.000 - 8.499	1	148,217	0.09	7.875	697	80.00
Total:	1,059	173,021,488	100	8.281	628	82.84
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE 1A COLLATERAL

Original Prepayment Charge Term
			% of Aggregate		W.A.	W.A.
Prepayment Penalty	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Term (mos.)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0	330	40,417,085	19.27	8.937	629	84.24
12	49	10,147,225	4.84	8.418	643	84.28
24	673	91,828,925	43.77	8.330	628	83.53
30	1	38,980	0.02	12.500	605	100.00
36	508	67,359,832	32.11	8.294	634	82.65
Total:	1,561	209,792,047	100	8.441	631	83.43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

SUMMARY - GROUP 1B POOL*

Number of Mortgage Loans:	973	Index Type:
Aggregate Principal Balance:	$121,507,998	6 Month LIBOR:	75.20%
Conforming Principal Balance Loans:	$121,507,998	1 Year LIBOR:	0.27%
Average Principal Balance:	$124,880	Fixed Rate:	24.53%
Range:	$12,294 - $413,175	W.A. Initial Periodic Cap:[1]	3.00%
W.A. Coupon:	8.497	W.A. Subsequent Periodic Cap:[1]	1.00%
Range:	6.000% - 12.875%	W.A. Lifetime Rate Cap:[1]	6.00%
W.A. Gross Margin:[1]	5.724	Property Type:
Range:[1]	1.000% - 7.780%	Single Family:	63.19%
W.A. Remaining Term (months):	345	PUD:	26.08%
Range (months):	175 - 360	Condo:	7.25%
W.A. Seasoning (months):	2	2-4 Family:	3.48%
Latest Maturity Date:	November 1, 2036	Occupancy Status:
State Concentration (Top 5):		Primary:	96.64%
Texas:	8.86%	Investment:	2.18%
California:	8.28%	Second Home:	1.19%
Florida:	8.20%	Documentation Status:
Michigan:	7.86%	Full:	73.41%
Minnesota:	7.16%	Stated:	15.88%
W.A. Original Combined LTV:	84.56%	Limited:	10.72%
Range:	16.18% - 100.00%	Non-Zero W.A. Prepayment Penalty - Term (months):	29
First Liens:	92.90%	Loans with Prepay Penalties:	81.50%
Second Liens:	7.10%	Interest Only Loans:	14.00%
Non-Balloon Loans:	66.22%	Non-Zero W.A. Interest Only Term (months):	60
Non-Zero W.A. FICO Score:	637

* Subject to a permitted variance of +/- 10%
1 ARM loans only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL
Collateral Type
Collateral Type	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Fixed - 15 Year	7	522,862	0.43	8.159	637	70.30
Fixed - 30 Year	133	16,672,037	13.72	8.241	643	80.00
Balloon - 15/30	215	8,550,340	7.04	11.465	637	98.96
Balloon - 30/40	27	3,947,073	3.25	8.161	641	82.06
ARM - 2 Year/6 Month	294	38,439,878	31.64	8.540	623	83.78
ARM - 2 Year/6 Month IO	55	11,092,314	9.13	7.729	674	84.57
ARM - 2 Year/6 Month 30/40 Balloon	86	15,178,443	12.49	8.396	629	85.75
ARM - 2 Year/6 Month 30/50 Balloon	34	6,291,322	5.18	8.334	619	83.51
ARM - 3 Year/6 Month	57	7,584,239	6.24	8.318	634	83.77
ARM - 3 Year/6 Month IO	21	4,851,735	3.99	7.558	677	83.46
ARM - 3 Year/6 Month 30/40 Balloon	23	4,095,063	3.37	8.194	631	84.80
ARM - 3 Year/6 Month 30/50 Balloon	6	1,171,608	0.96	7.785	644	77.73
ARM - 5 Year/6 Month	1	227,716	0.19	8.375	726	100.00
ARM - 5 Year/6 Month IO	6	1,071,620	0.88	7.308	671	89.16
ARM - 5 Year/6 Month 30/40 Balloon	2	548,719	0.45	7.755	628	77.14
ARM - 5 Year/6 Month 30/50 Balloon	3	819,672	0.67	7.485	649	86.54
ARM - 1 Year 30/50 Balloon	2	328,574	0.27	9.903	607	89.71
Balloon - 30/50	1	114,784	0.09	7.750	650	80.00
Total:	973	121,507,998	100	8.497	637	84.56

IO Terms
			% of Aggregate		W.A.	W.A.
IO Terms (mos.)	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0	891	104,492,329	86.00	8.635	631	84.57
60	82	17,015,669	14.00	7.654	675	84.55
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Principal Balance at Origination
	Number of	Aggregate	% of Aggregate		W.A.	W.A.
Principal Balance at	Initial Mortgage	Remaining	Remaining	W.A.	Non-Zero	Original
Origination ($)	Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0.01 - 50,000.00	205	6,723,500	5.53	11.191	624	94.56
50,000.01 - 100,000.00	222	17,024,082	14.01	9.299	624	84.76
100,000.01 - 150,000.00	255	31,523,805	25.94	8.400	631	83.47
150,000.01 - 200,000.00	135	23,405,980	19.26	8.214	636	83.86
200,000.01 - 250,000.00	64	14,265,956	11.74	8.132	642	84.77
250,000.01 - 300,000.00	48	12,966,362	10.67	8.009	641	81.85
300,000.01 - 350,000.00	20	6,565,524	5.40	7.466	672	86.01
350,000.01 - 400,000.00	22	8,206,533	6.75	8.044	652	84.66
400,000.01 - 450,000.00	2	826,255	0.68	8.500	649	87.07
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Remaining Principal Balance
	Number of	Aggregate	% of Aggregate		W.A.	W.A.
Remaining Principal	Initial	Remaining	Remaining	W.A.	Non-Zero	Original
Balance ($)	Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0.01 - 50,000.00	206	6,762,124	5.57	11.172	624	94.48
50,000.01 - 100,000.00	222	17,024,082	14.01	9.299	624	84.76
100,000.01 - 150,000.00	254	31,485,182	25.91	8.401	631	83.48
150,000.01 - 200,000.00	136	23,605,908	19.43	8.205	636	83.83
200,000.01 - 250,000.00	63	14,066,028	11.58	8.145	642	84.84
250,000.01 - 300,000.00	48	12,966,362	10.67	8.009	641	81.85
300,000.01 - 350,000.00	20	6,565,524	5.40	7.466	672	86.01
350,000.01 - 400,000.00	22	8,206,533	6.75	8.044	652	84.66
400,000.01 - 450,000.00	2	826,255	0.68	8.500	649	87.07
Total:	973	121,507,998	100	8.497	637	84.56

Remaining Term
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Months Remaining	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
121 - 180	222	9,073,201	7.47	11.274	637	97.31
301 - 360	751	112,434,796	92.53	8.273	637	83.53
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Mortgage Rate
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
6.000 - 6.499	9	2,455,466	2.02	6.182	692	80.77
6.500 - 6.999	37	7,265,267	5.98	6.795	689	79.35
7.000 - 7.499	65	11,743,389	9.66	7.234	659	82.70
7.500 - 7.999	156	25,258,733	20.79	7.728	650	82.05
8.000 - 8.499	130	21,209,336	17.46	8.212	633	82.83
8.500 - 8.999	153	22,254,297	18.32	8.698	622	83.16
9.000 - 9.499	84	9,818,740	8.08	9.194	621	85.60
9.500 - 9.999	76	7,571,709	6.23	9.741	603	88.52
10.000 - 10.499	38	3,079,852	2.53	10.187	614	93.78
10.500 - 10.999	51	3,373,311	2.78	10.702	612	93.29
11.000 - 11.499	45	2,354,441	1.94	11.242	628	96.68
11.500 - 11.999	57	2,439,947	2.01	11.751	628	98.23
12.000 - 12.499	35	1,336,296	1.10	12.227	618	99.85
12.500 - 12.999	37	1,347,212	1.11	12.688	593	99.59
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Original Combined Loan-to-Value Ratio
Original Combined	Number of	Aggregate	% of Aggregate		W.A.	W.A.
Loan-to-Value	Initial Mortgage	Remaining	Remaining	W.A.	Non-Zero	Original
Ratio (%)	Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Less than or equal to 50.00	14	1,246,846	1.03	8.319	636	40.27
50.01 - 55.00	5	990,957	0.82	7.815	635	52.75
55.01 - 60.00	6	1,168,593	0.96	8.212	604	57.98
60.01 - 65.00	11	1,447,878	1.19	8.141	621	63.31
65.01 - 70.00	17	2,291,089	1.89	8.475	624	68.92
70.01 - 75.00	15	2,468,873	2.03	8.206	609	73.04
75.01 - 80.00	434	61,737,129	50.81	8.035	638	79.90
80.01 - 85.00	54	9,166,237	7.54	8.514	614	84.55
85.01 - 90.00	43	7,629,624	6.28	8.300	633	89.37
90.01 - 95.00	55	9,248,736	7.61	8.456	644	94.67
95.01 - 100.00	319	24,112,037	19.84	9.858	647	99.94
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

FICO Score at Origination
			% of Aggregate		W.A.	W.A.
FICO Score	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
At Origination	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
525 - 549	15	1,911,123	1.57	9.870	543	81.22
550 - 574	41	4,937,562	4.06	9.180	563	78.22
575 - 599	181	18,453,695	15.19	9.181	587	82.69
600 - 624	250	27,051,309	22.26	8.883	612	85.18
625 - 649	184	24,707,863	20.33	8.378	638	86.29
650 - 674	143	20,997,293	17.28	8.096	660	83.96
675 - 699	84	11,882,207	9.78	7.773	685	84.97
700 - 724	36	5,763,953	4.74	7.567	712	84.26
725 - 749	22	3,740,449	3.08	7.685	733	87.27
750 - 774	13	1,318,925	1.09	8.773	760	96.60
775 - 799	4	743,619	0.61	7.154	782	80.00
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Geographic Distribution*
	Number of	Aggregate	% of Aggregate		W.A.	W.A.
	Initial Mortgage	Remaining	Remaining	W.A.	Non-Zero	Original
Location	Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Texas	102	10,766,152	8.86	8.175	630	83.13
California	39	10,059,647	8.28	7.736	653	78.95
Florida	63	9,964,630	8.20	7.930	636	82.40
Michigan	103	9,547,721	7.86	9.020	627	88.73
Minnesota	59	8,697,678	7.16	8.337	633	83.06
Illinois	63	8,119,159	6.68	8.841	640	86.56
Arizona	43	6,559,712	5.40	8.213	647	84.42
Wisconsin	47	5,063,387	4.17	8.652	638	84.82
Ohio	76	5,046,535	4.15	9.590	615	89.65
Maryland	32	4,743,921	3.90	8.737	651	81.47
Virginia	31	4,732,752	3.90	8.405	644	86.65
Oregon	18	3,255,496	2.68	7.865	648	80.82
Colorado	20	3,176,317	2.61	8.225	640	86.88
Washington	16	3,161,222	2.60	8.000	635	82.88
Missouri	28	2,683,636	2.21	9.025	620	86.14
Tennessee	26	2,553,663	2.10	8.243	627	84.40
Georgia	24	2,453,232	2.02	9.404	636	88.33
Nevada	18	2,286,166	1.88	8.472	642	83.35
New Jersey	7	1,931,685	1.59	8.371	648	87.50
Connecticut	12	1,833,043	1.51	8.697	626	81.66
Pennsylvania	18	1,485,542	1.22	9.420	634	90.78
Kentucky	16	1,443,069	1.19	8.771	631	87.75
North Carolina	14	1,290,377	1.06	8.890	635	82.88
Louisiana	12	1,278,280	1.05	8.630	617	82.75
Alabama	14	1,034,965	0.85	9.732	613	89.66
Indiana	11	889,197	0.73	9.017	593	85.58
Utah	9	867,364	0.71	8.314	676	89.25
Oklahoma	8	720,578	0.59	9.532	627	85.38
New York	4	683,821	0.56	8.716	680	81.80
Mississippi	7	643,947	0.53	8.913	598	84.72
Idaho	4	612,368	0.50	8.834	629	81.77
Massachusetts	4	586,545	0.48	9.197	664	83.31
Iowa	6	538,128	0.44	8.465	633	80.69
South Carolina	5	476,110	0.39	8.780	630	83.65
Wyoming	2	473,610	0.39	9.270	637	95.81
*Geographic Distribution continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Geographic Distribution (Continued)

			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Location	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Nebraska	1	313,500	0.26	8.250	672	95.00
Vermont	1	307,918	0.25	8.250	717	100.00
New Hampshire	1	250,400	0.21	9.000	604	80.00
Alaska	1	227,716	0.19	8.375	726	100.00
Hawaii	1	207,766	0.17	8.875	657	80.00
New Mexico	1	169,080	0.14	8.750	619	80.00
Delaware	1	141,367	0.12	9.750	655	100.00
South Dakota	2	101,359	0.08	9.520	652	84.02
Arkansas	2	79,282	0.07	8.840	624	84.28
Montana	1	49,954	0.04	9.875	569	68.49
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Occupancy Status
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Occupancy Status	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Primary	942	117,421,310	96.64	8.499	636	84.66
Investment	23	2,645,210	2.18	8.639	668	78.87
Second Home	8	1,441,478	1.19	8.110	680	87.27
Total:	973	121,507,998	100	8.497	637	84.56

Documentation Type
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Program	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Full Documentation	768	89,194,149	73.41	8.527	629	84.71
Stated Documentation	148	19,292,711	15.88	8.353	668	80.83
Limited Documentation	57	13,021,138	10.72	8.506	643	89.06
Total:	973	121,507,998	100	8.497	637	84.56

Loan Purpose
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Purpose	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Purchase	589	61,218,957	50.38	8.548	642	85.22
Refinance - Cashout	298	47,928,214	39.44	8.414	631	83.28
Refinance - Rate Term	86	12,360,826	10.17	8.572	633	86.28
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Property Type
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Property Type	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Single Family Residence	658	76,780,811	63.19	8.626	631	84.65
PUD	221	31,685,035	26.08	8.172	644	84.65
Condo	65	8,814,121	7.25	8.417	650	84.50
2-4 Family	29	4,228,031	3.48	8.776	655	82.54
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Rate Adjustment*
			% of Aggregate		W.A.	W.A.
Month & Year of Next	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Rate Adjustment	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
September 2007	1	169,080	0.18	8.750	619	80.00
October 2007	1	159,494	0.17	11.125	595	100.00
June 2008	1	147,970	0.16	7.050	687	80.00
July 2008	7	1,009,957	1.10	9.105	608	86.52
August 2008	36	5,368,591	5.85	8.516	631	83.11
September 2008	202	32,291,584	35.21	8.254	640	84.47
October 2008	182	26,536,019	28.94	8.367	629	84.40
November 2008	41	5,647,836	6.16	8.745	607	83.73
May 2009	1	198,114	0.22	7.375	655	80.00
June 2009	1	185,299	0.20	8.250	642	100.00
July 2009	1	103,500	0.11	8.250	682	79.62
August 2009	6	921,105	1.00	7.619	649	83.12
September 2009	42	6,725,016	7.33	8.242	648	83.26
October 2009	44	7,810,371	8.52	7.938	647	83.84
November 2009	12	1,759,239	1.92	8.044	630	82.27
August 2011	2	256,620	0.28	7.602	659	80.00
September 2011	7	1,559,464	1.70	7.672	662	90.84
October 2011	3	851,642	0.93	7.296	656	81.48
Total:	590	91,700,902	100	8.285	635	84.24
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Gross Margin*
			% of Aggregate		W.A.	W.A.
Gross	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Margin (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
1.000 - 1.499	1	169,755	0.19	9.650	614	100.00
3.500 - 3.999	1	113,600	0.12	6.500	631	80.00
4.000 - 4.499	11	1,770,472	1.93	7.835	654	88.97
4.500 - 4.999	3	356,192	0.39	8.228	603	71.60
5.000 - 5.499	330	49,815,162	54.32	8.016	635	80.00
5.500 - 5.999	85	15,161,050	16.53	8.450	625	85.77
6.000 - 6.499	23	3,055,119	3.33	8.458	638	82.34
6.500 - 6.999	116	18,551,230	20.23	8.760	648	94.55
7.000 - 7.499	11	1,603,683	1.75	8.817	617	77.74
7.500 - 7.999	9	1,104,638	1.20	9.631	597	91.05
Total:	590	91,700,902	100	8.285	635	84.24
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Maximum Mortgage Rate*
			% of Aggregate		W.A.	W.A.
Maximum	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
12.000 - 12.499	6	1,640,951	1.79	6.225	698	82.58
12.500 - 12.999	28	5,777,768	6.30	6.812	694	82.26
13.000 - 13.499	54	9,817,182	10.71	7.241	658	82.71
13.500 - 13.999	124	20,707,469	22.58	7.722	648	82.64
14.000 - 14.499	94	16,118,821	17.58	8.215	633	84.00
14.500 - 14.999	128	19,279,656	21.02	8.699	620	83.91
15.000 - 15.499	61	7,492,752	8.17	9.185	616	84.43
15.500 - 15.999	50	6,031,990	6.58	9.738	598	88.45
16.000 - 16.499	19	2,042,351	2.23	10.172	597	93.30
16.500 - 16.999	17	1,899,747	2.07	10.656	585	91.32
17.000 - 17.499	3	459,381	0.50	11.209	590	100.00
17.500 - 17.999	3	173,939	0.19	11.693	592	100.00
18.500 - 18.999	3	258,895	0.28	12.596	586	100.00
Total:	590	91,700,902	100	8.285	635	84.24
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Minimum Mortgage Rate*
			% of Aggregate		W.A.	W.A.
Minimum	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
6.000 - 6.499	6	1,640,951	1.79	6.225	698	82.58
6.500 - 6.999	28	5,777,768	6.30	6.812	694	82.26
7.000 - 7.499	54	9,817,182	10.71	7.241	658	82.71
7.500 - 7.999	124	20,707,469	22.58	7.722	648	82.64
8.000 - 8.499	94	16,118,821	17.58	8.215	633	84.00
8.500 - 8.999	128	19,279,656	21.02	8.699	620	83.91
9.000 - 9.499	61	7,492,752	8.17	9.185	616	84.43
9.500 - 9.999	51	6,166,928	6.73	9.741	599	88.70
10.000 - 10.499	19	2,042,351	2.23	10.172	597	93.30
10.500 - 10.999	16	1,764,808	1.92	10.716	579	90.66
11.000 - 11.499	3	459,381	0.50	11.209	590	100.00
11.500 - 11.999	3	173,939	0.19	11.693	592	100.00
12.500 - 12.999	3	258,895	0.28	12.596	586	100.00
Total:	590	91,700,902	100	8.285	635	84.24
*ARM Loans Only

Initial Periodic Rate Cap*
			% of Aggregate		W.A.	W.A.
Initial	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
2	2	328,574	0.36	9.903	607	89.71
3	588	91,372,328	99.64	8.279	636	84.22
Total:	590	91,700,902	100	8.285	635	84.24
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Subsequent Periodic Rate Cap*
			% of Aggregate		W.A.	W.A.
Subsequent	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
1.000	590	91,700,902	100	8.285	635	84.24
Total:	590	91,700,902	100	8.285	635	84.24
*ARM Loans Only

Lifetime Periodic Cap*
			% of Aggregate		W.A.	W.A.
Lifetime	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
6.000 - 6.499	589	91,565,963	99.85	8.282	635	84.22
7.000 - 7.499	1	134,939	0.15	9.875	661	100.00
Total:	590	91,700,902	100	8.285	635	84.24
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 1B COLLATERAL

Original Prepayment Charge Term
			% of Aggregate		W.A.	W.A.
Prepayment Penalty	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Term (mos.)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0	205	22,474,921	18.50	9.068	643	86.02
6	1	54,400	0.04	8.750	601	80.00
12	35	5,470,110	4.50	8.731	644	85.92
24	396	50,517,290	41.58	8.456	634	85.25
30	2	306,937	0.25	9.043	622	95.39
36	334	42,684,340	35.13	8.212	637	82.74
Total:	973	121,507,998	100	8.497	637	84.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

SUMMARY - GROUP 2 POOL*

Number of Mortgage Loans:	1,578	Index Type:
Aggregate Principal Balance:	$347,779,436	6 Month LIBOR:	84.86%
Conforming Principal Balance Loans:	$238,531,198	1 Year LIBOR	1.28%
Average Principal Balance:	$220,393	Fixed Rate:	13.86%
Range:	$10,388 - $1,220,000	W.A. Initial Periodic Cap:[1]	2.98%
W.A. Coupon:	8.153	W.A. Subsequent Periodic Cap:[1]	1.00%
Range:	5.375% - 14.625%	W.A. Lifetime Rate Cap:[1]	6.00%
W.A. Gross Margin:[1]	5.606	Property Type:
Range:[1]	2.250% - 8.750%	Single Family:	57.00%
W.A. Remaining Term (months):	351	PUD:	33.82%
Range (months):	119 - 360	Condo:	7.61%
W.A. Seasoning (months):	2	2-4 Family:	1.57%
Latest Maturity Date:	November 1, 2036	Occupancy Status:
State Concentration (Top 5):		Primary:	99.26%
California:	35.68%	Investment:	0.54%
Florida:	9.74%	Second Home:	0.20%
Arizona:	6.38%	Documentation Status:
Nevada:	5.58%	Full:	54.28%
Ohio:	5.36%	Stated:	35.29%
W.A. Original Combined LTV:	82.60%	Limited:	6.75%
Range:	21.70% - 100.00%	None:	3.68%
First Liens:	95.71%	Non-Zero W.A. Prepayment Penalty - Term (months):	27
Second Liens:	4.29%	Loans with Prepay Penalties:	79.55%
Non-Balloon Loans:	79.59%	Interest Only Loans:	50.14%
Non-Zero W.A. FICO Score:	648	Non-Zero W.A. Interest Only Term (months):	60

* Subject to a permitted variance of +/- 10%
1 ARM loans only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Collateral Type
Collateral Type	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Fixed - 10 Year	1	63,581	0.02	9.625	582	90.00
Fixed - 15 Year	2	414,580	0.12	7.993	670	84.13
Fixed - 20 Year	4	292,472	0.08	11.164	665	100.00
Fixed - 30 Year	149	27,831,290	8.00	7.684	664	78.43
Balloon - 15/30	200	14,505,347	4.17	11.303	657	99.69
Balloon - 20/30	1	49,959	0.01	12.250	618	100.00
Balloon - 30/40	27	5,036,071	1.45	7.805	644	83.93
ARM - 6 Month	2	491,339	0.14	7.961	671	91.52
ARM - 6 Month IO	1	564,297	0.16	8.500	639	90.00
ARM - 1 Year/6 Month	7	1,145,936	0.33	8.128	628	84.03
ARM - 1 Year/6 Month IO	6	3,298,327	0.95	8.105	689	82.64
ARM - 2 Year/6 Month	312	57,923,962	16.66	8.368	640	83.42
ARM - 2 Year/6 Month IO	471	136,014,850	39.11	7.939	648	81.01
ARM - 2 Year/6 Month 30/40 Balloon	90	25,946,561	7.46	8.123	660	83.57
ARM - 2 Year/6 Month 30/50 Balloon	47	19,054,125	5.48	8.474	639	84.23
ARM - 3 Year/6 Month	86	14,280,250	4.11	8.076	639	80.68
ARM - 3 Year/6 Month IO	122	27,565,658	7.93	7.734	637	82.84
ARM - 3 Year/6 Month 30/40 Balloon	12	2,705,086	0.78	7.894	659	85.87
ARM - 3 Year/6 Month 30/50 Balloon	8	2,118,067	0.61	7.969	624	79.42
ARM - 5 Year/6 Month IO	26	6,926,575	1.99	7.043	661	79.61
ARM - 5 Year/6 Month 30/40 Balloon	2	1,047,200	0.30	8.701	679	80.00
ARM - 5 Year/6 Month 30/50 Balloon	2	503,904	0.14	8.655	622	80.00
Total:	1,578	347,779,436	100	8.153	648	82.60

IO Terms
			% of Aggregate		W.A.	W.A.
IO Terms (mos.)	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0	952	173,409,729	49.86	8.431	649	83.90
60	625	173,904,107	50.00	7.876	648	81.31
120	1	465,600	0.13	7.950	630	80.00
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Principal Balance at Origination

Principal Balance at Origination ($)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
0.01 - 50,000.00	92	3,552,953	1.02	11.14	638	95.30
50,000.01 - 100,000.00	276	20,603,341	5.92	9.649	630	86.26
100,000.01 - 150,000.00	270	33,855,949	9.73	8.557	630	83.11
150,000.01 - 200,000.00	243	42,531,634	12.23	7.993	635	81.75
200,000.01 - 250,000.00	191	42,910,028	12.34	7.929	640	81.09
250,000.01 - 300,000.00	151	41,177,530	11.84	7.888	652	81.90
300,000.01 - 350,000.00	95	30,538,528	8.78	7.830	653	82.58
350,000.01 - 400,000.00	55	20,843,467	5.99	8.045	650	81.61
400,000.01 - 450,000.00	60	25,911,879	7.45	7.668	658	82.13
450,000.01 - 500,000.00	59	28,377,670	8.16	8.223	649	85.12
500,000.01 - 550,000.00	25	13,192,483	3.79	8.031	660	83.05
550,000.01 - 600,000.00	19	11,027,555	3.17	8.440	642	85.19
600,000.01 - 650,000.00	12	7,459,782	2.14	7.897	663	80.74
650,000.01 - 700,000.00	8	5,466,076	1.57	8.060	657	82.39
700,000.01 - 750,000.00	4	2,908,240	0.84	8.498	653	77.84
750,000.01 - 800,000.00	3	2,344,634	0.67	7.259	709	74.80
800,000.01 - 850,000.00	2	1,656,000	0.48	7.567	666	80.00
850,000.01 - 900,000.00	1	880,000	0.25	9.000	685	80.00
900,000.01 - 950,000.00	1	920,000	0.26	7.380	729	80.00
950,000.01 - 1,000,000.00	4	3,903,288	1.12	7.603	700	76.58
Greater than or equal to 1,000,000.01	7	7,718,400	2.22	8.145	723	82.49
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Remaining Principal Balance

Remaining Principal Balance ($)	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
0.01 - 50,000.00	93	3,563,341	1.02	11.14	638	95.31
50,000.01 - 100,000.00	277	20,703,256	5.95	9.637	630	86.23
100,000.01 - 150,000.00	271	34,009,793	9.78	8.546	630	83.10
150,000.01 - 200,000.00	241	42,402,806	12.19	7.995	634	81.75
200,000.01 - 250,000.00	190	42,774,708	12.30	7.934	639	81.09
250,000.01 - 300,000.00	151	41,177,530	11.84	7.888	652	81.90
300,000.01 - 350,000.00	95	30,538,528	8.78	7.830	653	82.58
350,000.01 - 400,000.00	55	20,843,467	5.99	8.045	650	81.61
400,000.01 - 450,000.00	60	25,911,879	7.45	7.668	658	82.13
450,000.01 - 500,000.00	59	28,377,670	8.16	8.223	649	85.12
500,000.01 - 550,000.00	25	13,192,483	3.79	8.031	660	83.05
550,000.01 - 600,000.00	19	11,027,555	3.17	8.440	642	85.19
600,000.01 - 650,000.00	12	7,459,782	2.14	7.897	663	80.74
650,000.01 - 700,000.00	8	5,466,076	1.57	8.060	657	82.39
700,000.01 - 750,000.00	4	2,908,240	0.84	8.498	653	77.84
750,000.01 - 800,000.00	3	2,344,634	0.67	7.259	709	74.80
800,000.01 - 850,000.00	2	1,656,000	0.48	7.567	666	80.00
850,000.01 - 900,000.00	1	880,000	0.25	9.000	685	80.00
900,000.01 - 950,000.00	1	920,000	0.26	7.380	729	80.00
950,000.01 - 1,000,000.00	4	3,903,288	1.12	7.603	700	76.58
Greater than or equal to 1,000,000.01	7	7,718,400	2.22	8.145	723	82.49
Total:	1,578	347,779,436	100	8.153	648	82.60

Remaining Term
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Months Remaining	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
61 - 120	1	63,581	0.02	9.625	582	90.00
121 - 180	202	14,919,927	4.29	11.211	657	99.26
181 - 240	5	342,431	0.10	11.322	658	100.00
301 - 360	1,370	332,453,497	95.59	8.012	648	81.83
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Mortgage Rate
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
5.000 - 5.499	1	217,300	0.06	5.375	726	79.60
5.500 - 5.999	12	5,285,797	1.52	5.836	723	70.86
6.000 - 6.499	34	9,327,929	2.68	6.202	687	77.25
6.500 - 6.999	95	23,779,858	6.84	6.725	662	81.12
7.000 - 7.499	193	48,429,112	13.93	7.224	659	80.70
7.500 - 7.999	339	90,891,696	26.13	7.730	653	81.29
8.000 - 8.499	244	58,923,447	16.94	8.205	644	81.21
8.500 - 8.999	211	49,478,318	14.23	8.674	634	81.88
9.000 - 9.499	100	21,822,790	6.27	9.192	623	85.08
9.500 - 9.999	91	14,991,389	4.31	9.717	621	88.81
10.000 - 10.499	45	6,495,704	1.87	10.236	662	92.76
10.500 - 10.999	49	5,417,998	1.56	10.670	636	93.95
11.000 - 11.499	54	4,512,402	1.30	11.215	642	97.22
11.500 - 11.999	56	4,890,006	1.41	11.776	631	98.82
12.000 - 12.499	25	1,630,418	0.47	12.203	634	99.59
12.500 - 12.999	18	1,166,874	0.34	12.688	603	99.79
13.000 - 13.499	5	238,247	0.07	13.192	587	100.00
13.500 - 13.999	3	130,162	0.04	13.786	585	100.00
14.000 - 14.499	2	107,990	0.03	14.375	588	99.09
14.500 - 14.999	1	42,000	0.01	14.625	597	100.00
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Original Combined Loan-to-Value Ratio
Original Combined	Number of	Aggregate	% of Aggregate		W.A.	W.A.
Loan-to-Value	Initial Mortgage	Remaining	Remaining	W.A.	Non-Zero	Original
Ratio (%)	Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Less than or equal to 50.00	18	2,201,148	0.63	7.623	669	37.44
50.01 - 55.00	5	600,438	0.17	8.094	581	54.31
55.01 - 60.00	3	677,999	0.19	7.559	625	57.95
60.01 - 65.00	19	5,109,343	1.47	7.496	648	63.45
65.01 - 70.00	26	6,916,003	1.99	7.606	666	68.50
70.01 - 75.00	34	6,335,223	1.82	8.061	621	74.03
75.01 - 80.00	997	245,388,664	70.56	7.877	649	79.93
80.01 - 85.00	36	7,559,830	2.17	8.208	634	84.27
85.01 - 90.00	70	17,899,086	5.15	8.460	631	89.79
90.01 - 95.00	45	9,971,624	2.87	8.104	662	93.99
95.01 - 100.00	325	45,120,078	12.97	9.741	650	99.96
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

FICO Score at Origination
			% of Aggregate		W.A.	W.A.
FICO Score	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
At Origination	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
525 - 549	17	2,654,233	0.76	9.400	545	74.51
550 - 574	38	6,698,549	1.93	8.471	564	77.28
575 - 599	222	38,716,331	11.13	8.954	588	81.95
600 - 624	321	63,558,390	18.28	8.373	612	83.05
625 - 649	354	75,687,532	21.76	8.085	639	83.00
650 - 674	316	73,497,654	21.13	7.925	662	82.77
675 - 699	191	49,268,181	14.17	7.861	685	83.70
700 - 724	59	18,943,159	5.45	7.817	710	82.69
725 - 749	28	6,552,407	1.88	7.726	732	83.13
750 - 774	18	6,113,080	1.76	8.183	758	84.70
775 - 799	11	4,568,481	1.31	7.704	786	78.18
800 - 824	3	1,521,440	0.44	6.053	802	55.16
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Geographic Distribution*
	Number of	Aggregate	% of Aggregate		W.A.	W.A.
	Initial Mortgage	Remaining	Remaining	W.A.	Non-Zero	Original
Location	Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
California	343	124,079,624	35.68	7.873	662	82.03
Florida	174	33,856,353	9.74	7.957	648	81.56
Arizona	110	22,189,948	6.38	7.888	644	81.64
Nevada	80	19,391,392	5.58	7.876	651	82.19
Ohio	159	18,655,740	5.36	8.145	624	82.93
Texas	113	17,643,779	5.07	8.219	639	82.19
Illinois	72	14,727,608	4.23	8.814	648	83.44
Maryland	42	10,391,304	2.99	8.733	634	84.20
Michigan	61	8,384,409	2.41	9.055	641	86.07
Washington	33	8,136,159	2.34	8.336	637	80.83
Virginia	30	7,188,868	2.07	8.342	632	84.77
Minnesota	27	6,037,765	1.74	8.364	636	82.97
Colorado	29	5,908,958	1.70	7.831	626	80.77
Oregon	21	4,231,156	1.22	8.101	645	83.26
New York	13	4,222,248	1.21	9.096	697	87.75
Missouri	35	4,118,666	1.18	9.507	629	88.35
New Jersey	11	3,601,260	1.04	8.415	642	83.70
Tennessee	21	3,268,858	0.94	7.996	625	82.70
Pennsylvania	22	3,168,839	0.91	8.736	653	85.35
North Carolina	16	3,003,649	0.86	8.517	634	83.50
Georgia	16	2,739,440	0.79	8.746	639	85.25
Kentucky	12	1,972,718	0.57	8.286	637	83.64
New Mexico	11	1,869,358	0.54	8.254	639	84.22
Indiana	10	1,834,339	0.53	8.502	646	82.87
Alabama	13	1,544,972	0.44	8.895	623	82.92
Louisiana	10	1,538,006	0.44	9.022	610	81.53
Utah	8	1,507,005	0.43	8.188	624	82.09
Idaho	6	1,335,567	0.38	8.800	630	79.34
Arkansas	11	1,332,702	0.38	8.558	642	86.15
Wisconsin	11	1,203,126	0.35	8.878	636	85.34
South Carolina	7	1,066,412	0.31	8.865	627	86.41
Hawaii	3	1,045,901	0.30	8.208	628	83.91
Delaware	5	966,133	0.28	9.069	648	93.88
Mississippi	5	750,027	0.22	8.065	608	79.53
*Geographic Distribution continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Geographic Distribution (Continued)

			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Location	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Vermont	2	738,535	0.21	10.338	599	81.45
Connecticut	3	729,788	0.21	8.216	635	69.37
West Virginia	5	539,232	0.16	9.222	634	88.81
Kansas	4	513,448	0.15	8.556	664	89.22
South Dakota	4	453,552	0.13	8.609	623	87.07
District of Columbia	2	424,893	0.12	8.675	698	84.00
Montana	3	352,401	0.10	8.980	606	75.72
Iowa	5	319,353	0.09	9.001	629	88.02
Massachusetts	3	316,979	0.09	9.033	629	73.50
Oklahoma	4	276,845	0.08	9.082	621	81.72
Nebraska	2	111,669	0.03	8.697	626	85.33
Maine	1	90,452	0.03	9.125	599	61.56
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Occupancy Status
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Occupancy Status	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Primary	1,563	345,215,205	99.26	8.150	648	82.58
Investment	12	1,884,390	0.54	8.251	679	81.99
Second Home	3	679,841	0.20	9.159	660	95.27
Total:	1,578	347,779,436	100	8.153	648	82.60

Documentation Type
Program	Number of Initial Mortgage Loans	Aggregate Remaining Principal Balance ($)	% of Aggregate Remaining Principal Balance	W.A. Coupon (%)	W.A. Non-Zero FICO	W.A. Original CLTV (%)
Full Documentation	955	188,770,854	54.28	8.107	632	82.83
Stated Documentation	503	122,726,383	35.29	8.134	668	81.58
Limited Documentation	55	23,479,156	6.75	8.392	665	85.92
No Documentation	65	12,803,044	3.68	8.564	667	82.97
Total:	1,578	347,779,436	100	8.153	648	82.60

Loan Purpose
			% of Aggregate		W.A.	W.A.
	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Purpose	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Purchase	1,313	279,991,725	80.51	8.166	651	82.97
Refinance - Cashout	227	58,640,887	16.86	8.119	634	80.99
Refinance - Rate Term	38	9,146,824	2.63	7.969	644	81.62
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Property Type
			% of Aggregate		W.A.	W.A.
Number of		Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Property Type	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
Single Family Residence	924	198,229,303	57.00	8.252	649	82.58
PUD	509	117,616,637	33.82	8.003	644	82.61
Condo	121	26,458,417	7.61	8.019	657	82.62
2-4 Family	24	5,475,079	1.57	8.445	667	82.93
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Rate Adjustment*
			% of Aggregate		W.A.	W.A.
Month & Year of Next	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Rate Adjustment	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
March 2007	2	713,726	0.24	8.788	657	91.05
April 2007	1	341,910	0.11	7.125	647	90.00
August 2007	1	288,000	0.10	7.500	685	79.34
September 2007	7	2,490,923	0.83	8.332	665	82.78
October 2007	2	1,172,016	0.39	7.567	705	83.23
November 2007	3	493,324	0.16	8.645	635	85.74
May 2008	2	365,843	0.12	8.441	640	82.42
June 2008	3	1,241,507	0.41	7.522	643	80.00
July 2008	7	1,865,021	0.62	8.084	638	85.48
August 2008	55	15,873,702	5.30	8.058	660	83.35
September 2008	388	100,561,646	33.57	8.092	646	81.51
October 2008	389	99,732,792	33.29	8.121	647	82.09
November 2008	76	19,298,987	6.44	8.166	640	84.33
August 2009	20	4,087,152	1.36	7.798	642	80.67
September 2009	90	20,206,467	6.74	7.973	641	81.88
October 2009	89	17,303,919	5.78	7.910	636	82.98
November 2009	29	5,071,523	1.69	7.277	633	82.05
August 2011	3	527,892	0.18	6.949	655	80.00
September 2011	12	3,453,996	1.15	7.294	658	80.40
October 2011	14	4,328,591	1.44	7.439	664	79.06
November 2011	1	167,200	0.06	7.125	646	80.00
Total:	1,194	299,586,136	100	8.046	646	82.11
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Gross Margin*
			% of Aggregate		W.A.	W.A.
Gross	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Margin (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
2.000 - 2.499	1	960,000	0.32	8.475	643	80.00
2.500 - 2.999	1	647,771	0.22	8.500	631	100.00
3.000 - 3.499	2	666,863	0.22	7.781	698	80.00
3.500 - 3.999	1	272,000	0.09	5.750	682	80.00
4.500 - 4.999	8	2,152,050	0.72	7.782	658	80.01
5.000 - 5.499	888	215,905,160	72.07	7.854	643	79.70
5.500 - 5.999	99	26,008,860	8.68	8.344	641	87.69
6.000 - 6.499	27	6,605,718	2.20	8.061	670	81.95
6.500 - 6.999	144	38,891,246	12.98	8.767	661	91.17
7.000 - 7.499	9	3,206,712	1.07	8.268	645	81.75
7.500 - 7.999	7	1,982,933	0.66	8.573	631	78.92
8.000 - 8.499	4	1,904,918	0.64	10.010	684	95.88
8.500 - 8.999	3	381,907	0.13	9.909	573	91.26
Total:	1,194	299,586,136	100	8.046	646	82.11
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Maximum Mortgage Rate*
			% of Aggregate		W.A.	W.A.
Maximum	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
10.000 - 10.499	1	336,000	0.11	7.125	660	80.00
11.000 - 11.499	1	217,300	0.07	5.375	726	79.60
11.500 - 11.999	8	2,459,297	0.82	5.749	679	75.83
12.000 - 12.499	24	5,997,513	2.00	6.222	662	81.52
12.500 - 12.999	82	20,358,334	6.80	6.734	661	81.64
13.000 - 13.499	169	43,979,369	14.68	7.228	659	80.51
13.500 - 13.999	299	82,837,208	27.65	7.726	654	81.10
14.000 - 14.499	220	54,316,991	18.13	8.197	644	81.50
14.500 - 14.999	188	45,657,080	15.24	8.664	632	82.04
15.000 - 15.499	88	21,347,612	7.13	9.158	630	84.66
15.500 - 15.999	57	11,839,472	3.95	9.715	618	88.25
16.000 - 16.499	24	4,599,780	1.54	10.205	651	90.18
16.500 - 16.999	17	3,051,548	1.02	10.574	599	90.83
17.000 - 17.499	6	1,060,071	0.35	11.045	589	89.36
17.500 - 17.999	6	1,282,002	0.43	11.801	600	96.52
18.000 - 18.499	1	64,864	0.02	12.125	600	100.00
18.500 - 18.999	3	181,695	0.06	12.709	589	100.00
Total:	1,194	299,586,136	100	8.046	646	82.11
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Minimum Mortgage Rate*
			% of Aggregate		W.A.	W.A.
Minimum	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Mortgage Rate (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
5.000 - 5.499	1	217,300	0.07	5.375	726	79.60
5.500 - 5.999	8	2,459,297	0.82	5.749	679	75.83
6.000 - 6.499	24	5,997,513	2.00	6.222	662	81.52
6.500 - 6.999	81	20,194,334	6.74	6.727	661	81.65
7.000 - 7.499	170	44,315,369	14.79	7.227	659	80.51
7.500 - 7.999	301	83,286,807	27.80	7.727	654	81.09
8.000 - 8.499	221	55,276,991	18.45	8.202	644	81.47
8.500 - 8.999	188	45,959,400	15.34	8.675	635	81.99
9.000 - 9.499	86	19,799,692	6.61	9.192	621	85.11
9.500 - 9.999	58	11,965,449	3.99	9.713	617	88.00
10.000 - 10.499	23	4,473,803	1.49	10.224	654	90.90
10.500 - 10.999	17	3,051,548	1.02	10.574	599	90.83
11.000 - 11.499	6	1,060,071	0.35	11.045	589	89.36
11.500 - 11.999	6	1,282,002	0.43	11.801	600	96.52
12.000 - 12.499	1	64,864	0.02	12.125	600	100.00
12.500 - 12.999	3	181,695	0.06	12.709	589	100.00
Total:	1,194	299,586,136	100	8.046	646	82.11
*ARM Loans Only

Initial Periodic Rate Cap*
			% of Aggregate		W.A.	W.A.
Initial	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
1.000	3	1,055,636	0.35	8.249	654	90.71
2.000	12	4,302,763	1.44	8.053	676	82.44
3.000	1,179	294,227,737	98.21	8.045	646	82.08
Total:	1,194	299,586,136	100	8.046	646	82.11
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Subsequent Periodic Rate Cap*
			% of Aggregate		W.A.	W.A.
Subsequent	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
1.000	1,193	298,666,136	99.69	8.048	646	82.12
2.000	1	920,000	0.31	7.380	729	80.00
Total:	1,194	299,586,136	100	8.046	646	82.11
*ARM Loans Only

Lifetime Periodic Cap*
			% of Aggregate		W.A.	W.A.
Lifetime	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Periodic Cap (%)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
3.000 - 3.499	1	336,000	0.11	7.125	660	80.00
5.000 - 5.499	1	163,999	0.05	7.625	649	80.00
6.000 - 6.499	1,187	296,166,640	98.86	8.042	646	82.15
6.500 - 6.999	4	2,633,897	0.88	8.669	697	78.67
7.000 - 7.499	1	285,600	0.10	7.875	660	80.00
Total:	1,194	299,586,136	100	8.046	646	82.11
*ARM Loans Only

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

DESCRIPTION OF THE GROUP 2 COLLATERAL

Original Prepayment Charge Term
			% of Aggregate		W.A.	W.A.
Prepayment Penalty	Number of	Aggregate Remaining	Remaining	W.A.	Non-Zero	Original
Term (mos.)	Initial Mortgage Loans	Principal Balance ($)	Principal Balance	Coupon (%)	FICO	CLTV (%)
0	335	71,129,224	20.45	8.557	651	83.62
12	91	26,950,575	7.75	8.383	652	81.83
13	2	603,210	0.17	8.575	690	84.00
24	715	172,619,530	49.63	8.130	648	82.81
30	2	422,977	0.12	7.939	616	80.00
36	340	61,254,413	17.61	7.842	648	81.24
48	91	14,535,024	4.18	7.321	631	82.19
60	2	264,483	0.08	8.018	610	84.75
Total:	1,578	347,779,436	100	8.153	648	82.60

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6

FOR ADDITIONAL INFORMATION PLEASE CALL:

Deutsche Bank Securities

Whole Loan Trading
Michael Commaroto	212-250-3114
Paul Mangione	212-250-5786
Adam Simms	212-250-8119

ABS Banking
Sue Valenti	212-250-3455
Rika Yano	212-250-6997

ABS Structuring
Bill Yeung	212-250-6893
Christopher Sudol	212-250-0507

ABS Collateral
Justice Asante	212-250-8595
Reta Chandra	212-250-2729

Standard & Poor’s Rating Service

Mark Goldenberg	212-438-1641
Jonathan Conon	212-438-2037

Moody’s Investors Service, Inc.

Karen Ramallo	212-553-0370
Ketut Kusuma	212-553-7764

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI’s trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.